Exhibit 99.1
                                  ------------






                      IN THE UNITED STATES BANKRUPTCY COURT
                   FOR THE DISTRICT OF UTAH, CENTRAL DIVISION
--------------------------------------------------------------------------------
                                              )
  In re:                                      )
                                              ) Bankruptcy No. 03-35180 GEC
  AVALON DIGITAL MARKETING                    )
  SYSTEMS f/k/a C5 Technologies, Inc.,        )
  CaptureQuest, Inc., Bring It Home, Inc.     )
  and Epenzio, Inc.                           )
                                              )           Chapter 11
  Debtor.                                     )
                                              )
--------------------------------------------------------------------------------


             DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION PURSUANT
               TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
               --------------------------------------------------













         Penrod W. Keith
         Ryan L. Jensen
         DURHAM JONES & PINEGAR
         111 East Broadway, Suite 900
         Salt Lake City, UT 84111
         Telephone:  (801) 415-3000
         Fax:  (801) 415-3500
         Counsel for the Debtor



         July 12, 2004

                                TABLE OF CONTENTS

ARTICLE I.
DEFINITIONS, RULES OF INTERPRETATION
AND COMPUTATIONS OF TIME..........................................................................................1

            Section A.     Rules of Interpretation, Computation of Time and Governing Law:........................1
                           --------------------------------------------------------------

            Section B.     Definitions:...........................................................................1
                           -----------

ARTICLE II.
PROVISONS FOR THE PAYMENT OF ADMINISTRATIVE
EXPENSE CLAIMS AND PRIORITY CLAIMS...............................................................................19

            Section A.     Administrative Expense Claims Generally:..............................................19
                           ---------------------------------------


            Section B.     Services By Professionals After Confirmation:.........................................19
                           --------------------------------------------


            Section C.     Administrative Expense Claim Bar Date:................................................20
                           -------------------------------------


            Section D.     Priority Tax Claims:..................................................................20
                           -------------------


            Section E.     Priority Tax Claims Bar Date:.........................................................20
                           ----------------------------

ARTICLE III.
CLASSIFICATION AND TREATMENT OF
CLASSIFIED CLAIMS AND INTERESTS..................................................................................20

            Section A.     Summary:..............................................................................20
                           -------


            Section B.     Treatment:............................................................................21
                           ---------

ARTICLE IV
ACCEPTANCE OR REJECTION OF PLAN..................................................................................23

            Section A.     Impaired Classes to Vote:.............................................................23
                           ------------------------


            Section B.     Acceptance by Class of Creditors:.....................................................23
                           --------------------------------


            Section C.     Cramdown:.............................................................................23
                           --------


ARTICLE V.
IDENTIFICATION OF CLAIMS AND INTERESTS
IMPAIRED AND NOT IMPAIRED BY THE PLAN............................................................................23

            Section A.     Impaired and Unimpaired Classes:......................................................23
                           -------------------------------


            Section B.     Impaired Classes to Vote on Plan:.....................................................23
                           --------------------------------


            Section C.     Controversy Concerning Impairment:....................................................24
                           ---------------------------------

ARTICLE VI
PROVISIONS FOR IMPLEMENTATION OF THE PLAN........................................................................24

            Section A.     Note and Warrant Purchase and Security Agreement:.....................................24
                           ------------------------------------------------


            Section B.     Establishment of Post Confirmation Estate Trust:......................................26
                           -----------------------------------------------


            Section C.     Funding Expenses of the Post Confirmation Estate Trust:...............................27
                           ------------------------------------------------------


            Section D.     Corporate Action:.....................................................................27
                           ----------------


            Section E.     Amendment of Debtor's Certificate of Incorporation:...................................27
                           --------------------------------------------------


            Section F.     Preservation of Rights of Action:.....................................................27
                           --------------------------------


            Section G.     Unknown Causes of Action:.............................................................29
                           ------------------------


            Section H.     No Waiver of Bankruptcy Causes of Action:.............................................29
                           ----------------------------------------


            Section I.     Vesting in Post Confirmation Estate Trust:............................................29
                           -----------------------------------------


            Section J.     Preservation of Rights to Contest Liens and Security Interests:.......................30
                           --------------------------------------------------------------


            Section K.     Cancellation of Notes, Instruments, Debentures and Equity Securities:.................30
                           --------------------------------------------------------------------


            Section L.     eWorld Software:......................................................................30
                           ---------------


ARTICLE VII.
POST CONFIRMATION ESTATE TRUST; THE PLAN ADMINISTRATOR...........................................................32

            Section A.     Purpose of Post Confirmation Estate Trust:............................................32
                           -----------------------------------------


            Section B.     Appointment of Plan Administrator:....................................................32
                           ---------------------------------


            Section C.     Governance and Administration:........................................................32
                           -----------------------------


            Section D.     Transfer of Post Confirmation Estate Trust Assets:....................................32


            Section E.     Termination of Post Confirmation Estate Trust:........................................33
                           ---------------------------------------------


            Section F.     Termination of Plan Administrator:....................................................33
                           ---------------------------------


            Section G.     Exculpation; Indemnification:.........................................................33
                           ----------------------------


            Section H.     Responsibilities of Plan Administrator:...............................................33
                           --------------------------------------


            Section I.     Powers of Plan Administrator:.........................................................34
                           ----------------------------


            Section J.     Scope of Authority of Post Confirmation Estate Trust:.................................34


            Section K.     Compensation:.........................................................................35
                           ------------


            Section L.     Objection to Claims; Prosecution of Disputed Claims:..................................35

ARTICLE VIII.
PROVISIONS REGARDING DISTRIBUTIONS...............................................................................35

            Section A.     Manner of Payment Under the Plan:.....................................................35
                           --------------------------------


            Section B.     Delivery of Distributions:............................................................36
                           -------------------------


            Section C.     Undeliverable Distributions:..........................................................36
                           ---------------------------


            Section D.     Fractional Dollars; De Minimus Distributions:.........................................36
                           --------------------------------------------


            Section E.     Subordination Rights:.................................................................37
                           --------------------


            Section F.     Settlement of Claims and Controversies:...............................................37
                           --------------------------------------


            Section G.     Estimation of Claims:.................................................................37
                           --------------------


            Section H.     Payments and Distributions on Disputed Claims:........................................37
                           ---------------------------------------------


            Section I.     Disputed Claims Reserve:..............................................................38
                           -----------------------


            Section J.     Disallowance of Claims:...............................................................38
                           ----------------------


            Section K.     Requirement for Allowance of Claims:..................................................38
                           -----------------------------------


            Section L.     Time and Method of Distributions:.....................................................38
                           --------------------------------


            Section M.     Time Bar to Cash Payment:.............................................................39
                           ------------------------


            Section N.     Distributions After Effective Date:...................................................39
                           ----------------------------------


            Section O.     Set-Offs:.............................................................................39
                           --------

ARTICLE IX.
EXECUTORY CONTRACTS AND UNEXPIRED LEASES.........................................................................39

            Section A.     Rejection of Executory Contracts and Unexpired Leases:................................39
                           ------------------------------------------------------


            Section B.     Rejection Damage Claims:..............................................................40
                           -----------------------

ARTICLE X.
THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS....................................................................40

            Section A.     Dissolution of the OCUC:..............................................................40
                           -----------------------



ARTICLE XI.
CONDITIONS PRECEDENT TO CONFIRMATION AND TO THE EFFECTIVE DATE OF THE PLAN.......................................40

            Section A.     Conditions Precedent to Confirmation:.................................................40
                           ------------------------------------


            Section B.     Conditions Precedent to Effective Date of the Plan:...................................41
                           --------------------------------------------------


            Section C.     Waiver of Conditions Precedent:.......................................................41
                           ------------------------------

ARTICLE XII.
EFFECTS OF PLAN CONFIRMATION.....................................................................................41

            Section A.     Satisfaction of Claims and Interests:.................................................41
                           ------------------------------------


            Section B.     Release:..............................................................................42
                           -------


            Section D.     Discharge:............................................................................42
                           ---------


            Section E.     Revesting:............................................................................42
                           ---------


            Section F:     Injunction:...........................................................................42
                           ----------


            Section G.     Terms of Existing Injunctions or Stays:...............................................43
                           --------------------------------------


            Section H.     Exculpation:..........................................................................43
                           -----------

ARTICLE XIII.
MISCELLANOUS PROVISIONS..........................................................................................43

            Section A.     Payment of Statutory Fees:............................................................43
                           -------------------------


            Section B.     Post-Effective Date Fees and Expenses:................................................43
                           -------------------------------------


            Section C.     Section 1146 Exception:...............................................................43
                           ----------------------


            Section D.     Severability:.........................................................................44
                           ------------



            Section E.     Conflicts:............................................................................44
                           ---------


            Section F.     Governing Law:........................................................................44
                           -------------


            Section G.     Notices:..............................................................................44
                           -------


            Section H.     Closing of Cases:.....................................................................45
                           ----------------


            Section I.     Section Headings:.....................................................................45
                           ----------------

ARTICLE XIV.
RETENTION OF JURISDICTION........................................................................................45

            Section A.     Post Confirmation Bankruptcy Court Jurisdiction:......................................45
                           -----------------------------------------------

ARTICLE XV
MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN..............................................................47

            Section A.     Modification of Plan:.................................................................47
                           --------------------


            Section B.     Revocation or Withdrawal:.............................................................48
                           ------------------------


            DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION PURSUANT TO
                 CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
                 -----------------------------------------------


         Avalon Digital Marketing Systems, Inc. hereby proposes the following Plan of Reorganization Pursuant to Sections 1121(a) and 1123 of the United States Bankruptcy Code.

                                   ARTICLE I.
                      DEFINITIONS, RULES OF INTERPRETATION
                            AND COMPUTATIONS OF TIME

         Section A. Rules of  Interpretation,  Computation of Time and Governing
                    Law:

         For  purposes  of  the  Plan:  (i)  whenever  from  the  context  it is appropriate, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and each pronoun, whether stated in the masculine, feminine or neutral gender, shall include the masculine, feminine and neutral gender; (ii) any reference in the Plan to a contract, instrument, release indenture or other agreement or document being in a particular form or on particular terms and conditions means that such documents shall be substantially in such form or substantially on such terms or conditions; (iii) any reference in the Plan to an existing document or exhibit as Filed, or to be Filed, shall mean document or exhibit as it may have been or may be amended, modified or supplemented; (iv) unless otherwise specified, all references in the Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to the Plan; (v) the words herein and hereto refer to the Plan in its entirety rather than to a particular portion of the Plan; (vi) the rules of construction set forth in Section 102 of the Bankruptcy Code shall apply, and
(vii) any term used in capitalized form in the Plan that is not defined herein but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to such term in the Bankruptcy Code or Bankruptcy Rules, as the case may be. In computing any period of time prescribed or allowed by the Plan, the provisions of the Bankruptcy Rule 9006(a) shall apply.

         Section B. Definitions:(1)

         As used in the Plan, the following terms shall have the respective meanings specified below and be equally applicable to the singular and plural of terms defined:

         1. Administrative Expense Claim: Any Claim constituting a cost or expense of administration of the Chapter 11 Case asserted under Sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation: (i) any actual and necessary costs and expenses of preserving the estate of the Debtor; (ii) any actual and necessary costs and expenses of operating the businesses of the Debtor in Possession; (iii) any indebtedness or obligations incurred or assumed by the Debtor in Possession in connection with



---------------------

         (1) Capitalized terms not defined herein shall have the same meaning ascribed them in the Disclosure Statement, the Note and Warrant Purchase and Security Agreement and related documents and/or the Post Confirmation Estate Trust Agreement.

              the administration and implementation of the Plan; (iv) the administration, prosecution or defense of Claims by or against the Debtor and for distributions under the Plan; (v) any Claims for compensation and reimbursement of expenses arising during the period from and after the Petition Date and prior to the Effective Date or otherwise in accordance with the provisions of the Plan;
              (vi) any Professional  Compensation and Reimbursement  Claims; and
              (vii) any fees or charges assessed against the Debtor's estate pursuant to 28 U.S.C. ss. 1930.

         2. Administrative Expense Claim Bar Date: Administrative Expense Claims arising on or prior to the Confirmation Date shall be filed within 30 days after the Confirmation Date or be discharged and forever barred, except as otherwise provided in the Plan. Notwithstanding, Allowed Administrative Expense Claims payable in the ordinary course are not subject to the Administrative Expense Claim Bar Date.

         3. Affiliate: Any Entity that is an "affiliate" of the Debtor within the meaning of Section 101(2) of the Bankruptcy Code.

         4. Allowed Administrative Expense Claim: An Administrative Expense Claim, to the extent it is or has become an Allowed Claim.

         5. Allowed Claim/Allowed Interest: Any Claim against or Interest in the Debtor: (i) proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing proofs of Claim against or Interests in the Debtor; (ii) if no proof of Claim or Interest has been timely filed, which has been or hereafter is listed by the Debtor on its Schedules as liquidated in an amount and not disputed or contingent; or (iii) any Interest registered in the stock register or partnership documents maintained by or on behalf of the Debtor as of the Record Date and, in each such case in clauses (i), (ii) and (iii) above, a Claim or Interest as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or as to which an objection has been interposed as such Claim or Interest has been allowed in whole or in party by a Final Order. For purposes of determining the amount of an "Allowed Claim," there shall be deducted therefrom an amount equal to the amount of any Claim which the Debtor may hold against the Holder thereof, to the extent such Claim may be setoff pursuant to Section 553 of the Bankruptcy Code.

         6. Allowed Executory Contract Cure Claim: An Executory Contract Cure Claim, to the extent it has become an Allowed Claim.

         7. Allowed General Unsecured Claim: A General Unsecured Claim, to the extent it is or has become an Allowed Claim.

         8. Allowed Other Priority Claim: A Priority Non-Tax Claim, to the extent it is or has become an Allowed Claim.

         9. Allowed Priority Claim: A Priority Claim, to the extent it is or has become an Allowed Claim.

         10. Allowed Priority Tax Claim: A Priority Tax Claim, to the extent it is or has become an Allowed Claim.

         11. Allowed Secured Claim: A Secured Claim, to the extent it is or has become an Allowed Claim.

         12. Alternative Proposal: Any proposed or actual tender offer, merger, consolidation or other business combination involving the Debtor, or sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any material assets of the Debtor or the Subsidiaries or any securities of the Debtor or the Subsidiaries, or any transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term "Alternative Proposal" shall not include the transactions contemplated by the Note and Warrant Purchase and Security Agreement.

         13. Amended Bylaws: Amended Bylaws of the Reorganized Debtor, attached to the Disclosure Statement as Exhibit D.

         14.  Amended  Certificate  of  Incorporation:  Amended  Certificate  of
              Incorporation   of  the  Reorganized   Debtor,   attached  to  the
              Disclosure Statement as Exhibit E.

         15. Assets: All assets of the Debtor or the Post Confirmation Estate Trust, as the case may be, of any nature whatsoever, including, without limitation, the property of the Debtor's estate pursuant to Section 541 of the Bankruptcy Code, Cash Equivalents, Bankruptcy Causes of Action, and claims of right, interests and property, real and personal, tangible and intangible.

         16. Avalon Acquisition Company: Avalon Acquisition Company, LLC was formed for the purpose of acquiring a majority interest in the Debtor, or other assignee or noteholders, as designated by Avalon Acquisition Company, LLC. Avalon Acquisition Company is also designated herein, and in the Plan and Note and Warrant Purchase and Security Agreement and related documents, as one of the Purchasers (as defined below).

         17. Ballot: The form distributed to each Holder of an impaired Claim on which is to be indicated acceptance or rejection of the Plan.

         18. Bankruptcy Causes of Action: All claims, actions, causes of action, chooses in action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, third-party claims, counterclaims, and crossclaims (including, but not limited to, Director and

              Officer Actions, all claims and any avoidance, recovery, subordination or other actions against insiders and/or other Entities under the Bankruptcy Code, including, but not limited to, Sections 506, 510, 542, 545, 547, 548, 549, 550, 551, and 553 of
              the Bankruptcy Code or otherwise) of the Debtor, the Debtor in Possession, and/or the Post Confirmation Estate Trust (including, but not limited to, those actions listed below in the Plan) that are or may be pending on the Effective Date or instituted by the Plan Administrator, on behalf of the Post Confirmation Estate Trust, after the Effective Date against any Entity, based in law or equity, including, but not limited to, under the Bankruptcy Code, whether direct, indirect, derivative, or otherwise and whether asserted or unasserted as of the date of entry of the Confirmation Order. Bankruptcy Causes of Action shall also include any and all objections to Claims that the Debtor, prior to the Effective Date, and the Plan Administrator after the Effective Date, shall bring relating to any and all Claims filed against the Debtor. Provided, however, that in no event shall Bankruptcy Causes of Action include or relate to any rights in the Collateral and/or the accounts receivable of the Reorganized Debtor.

         19. Bankruptcy Causes of Action Recoveries: Recoveries obtained from litigation and/or settlement of the Bankruptcy Causes of Action.

         20. Bankruptcy Code: Title 11 of the United States Code, as applicable to the Chapter 11 Case.

         21. Bankruptcy Court: The United States Bankruptcy Court for the District of Utah, Central Division or such other court having jurisdiction over the Chapter 11 Case.

         22. Bankruptcy Rules: The Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under 28 U.S.C. ss. 2705 and any Local Rules of the Bankruptcy Court, as amended.

         23. Board of Directors: The Board of Directors of the Debtor (or the Reorganized Debtor, as the case may be).

         24. Borrower: As used in the Note and Warrant Purchase and Security Agreement, the Reorganized Debtor.

         25. Break-Up Fee: The $75,000 fee payable to the Purchasers, pursuant to the Note and Warrant Purchase and Security Agreement and as approved by the Bankruptcy Court in the Note and Warrant Purchase and Security Agreement Order, if the Debtor terminates the Note and Warrant Purchase and Security Agreement pursuant to Section
              8.2 of the Note and Warrant Purchase and Security Agreement or other fee or arrangement that is agreed upon by the Purchasers and the Debtor and approved by the Bankruptcy Court.

         26. Business Day: A day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

         27.  Cash: Lawful currency of the United States of America.

         28. Cash Equivalents: Equivalents in Cash in the form of readily marketable securities or instruments issued by a person other than the Debtor, including, without limitation, readily marketable direct obligations, or obligations guaranteed by, the United
              States of America, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or other similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than One Hundred Million Dollars ($100,000,000), having maturities of not more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

         29. Chapter 11 Case: The case commenced under Chapter 11 of the Bankruptcy Code by the Debtor on the Petition Date, styled as In re Avalon Digital Marketing Systems, Case No. 03-35180 (GEC), currently pending before the Bankruptcy Court.

         30. Claim: Any right to payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, contested, uncontested, legal, equitable, secured, or unsecured, or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, secured, or unsecured.

         31. Claims Bar Date: March 5, 2004, the date set by the Bankruptcy Court as the deadline for any and all Creditors and/or Entities or Persons alleging Claims against the Debtor to file proofs of claim or requests for payment under the Bankruptcy Code.

         32. Class: A category of Holders of Claims or Interests as set forth in the Plan.

         33.  Code: The Internal Revenue Code of 1986, as amended.

         34. Collateral: All of the personal property of Borrower, wherever located, and now owned or hereafter acquired, including, without limitation: (a) all Receivables, Inventory and Equipment and, in addition, all other property of Borrower in which the Purchasers have, or may in the future acquire or be granted, a Lien hereunder or under any of the other Transaction Documents; (b) all present and future substitutions, replacements, appurtenances, accessories, accessions and materials and supplies relating to any of the foregoing; (c) all of Borrower's present and future books and records in any form, in or on any media, including data processing materials in any form (including software, tapes, discs and the like), whether in the possession of Borrower or any other person; and (d) all present and future proceeds and products of all of the foregoing in any form whatsoever and all rights, including rights to the payment of money for any reason, arising on account of any sale, assignment, lease, rental, license, exchange, liquidation, condemnation, taking, theft or any disposition of any nature of, or any damage or casualty to, or any loss with respect to, any of the foregoing or any rights or interests of Borrower in any of the foregoing, including, without limitation, cash proceeds (including all payments under any indemnities, warranties or guaranties payable with respect to any of the foregoing), noncash proceeds and proceeds acquired with cash proceeds, whether any such proceeds constitute consumer goods, farm products, equipment, inventory, documents of title, chattel paper, accounts, instruments or general intangibles, and all proceeds of insurance policies insuring any of the foregoing or any risks to Borrower associated with any of the foregoing.

         35. Common Stock: The common stock of the Reorganized Debtor, par value $.0001 per share.

         36. Company: As used herein and in the Note and Warrant Purchase and Security Agreement, Avalon Digital Marketing Systems, Inc..

         37. Company Disclosure Schedule: Disclosure schedule prepared and signed by the Debtor/Reorganized Debtor and delivered to the Purchasers simultaneously with the execution of the Note and Warrant Purchase and Security Agreement.

         38. Confirmation: The entry of the Confirmation Order, subject to all conditions specified below having been satisfied or waived.

         39. Confirmation Date: The date upon which the Clerk of the Bankruptcy Court has entered the Confirmation Order on docket of the Debtor's Chapter 11 Case.

         40. Confirmation Hearing: The hearing to consider confirmation of the Plan in accordance with Section 1129 of the Bankruptcy Code, as the same may be adjourned from time to time.

         41. Confirmation Order: The order of the Bankruptcy Court confirming the Plan, which shall include orders of the Bankruptcy Court that have the effect, except as contemplated by the Plan, of vesting all licenses, permits, authorizations, registrations and other governmental or regulatory requirements to conduct the business of the Debtor in the Reorganized Debtor without any further action, filing, notice, declaration or registration by them, pursuant to
              Section 1129 of the Bankruptcy Code and otherwise in form and substance reasonably acceptable to the Purchasers and the OCUC, entered by the Bankruptcy Court in the Chapter 11 Case confirming the Plan.

         42.  Consummation: The occurrence of the Effective Date.

         43. Conversion Shares: Shares of the Common Stock issued in accordance with the Notes or issuable upon conversion of the Notes or in accordance with the Warrants or issuable upon exercise of the Warrants.

         44. Court: The United States Bankruptcy Court for the District of Utah, Central Division or such other court having jurisdiction over the Chapter 11 Case.

         45. Creditor: Any Entity that has a Claim against the Debtor, including, without limitation, a Claim against the Debtor's Chapter 11 estate of a kind specified in Sections 348(d), 502(g), 502(h), and 502(i) of the Bankruptcy Code.

         46.  Debtor: Avalon Digital Marketing Systems, Inc.

         47. Debtor in Possession: The Debtor as debtor in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

         48. Director and Officer Action: Any action or lawsuit against any of the Debtor's directors, other than the Released Executives, officers and shareholders for acts or omissions occurring prior to (but not after) the Petition Date, subject to the following:

              (a) To the extent that any alleged act or omission of any Director and Officer Action occurred prior to and after the Petition Date, or had continued effects, or caused damages to arise, after the Petition Date, the limitation of the term "Director and Officer Action" in the Plan to an action for acts or omissions occurring prior to (but not after) the Petition Date, shall not in any way be deemed to be an express or implied release or waiver of (or injunction against) all or part of a Director and Officer Action (i) with respect to alleged acts or omissions that occurred prior to the Petition Date and/or (ii) to collect damages that did not arise until after the Petition Date, and the Plan reserves the right of the Debtor and/or the Plan Administrator to commence and prosecute a Director and Officer Action.

              (b) To the extent that any court of competent jurisdiction determines that the definition of "Director and Officer Action" in any way limits any action or proceeding against the Debtor's directors and officers for acts or omissions occurring prior to (but not after) the Petition Date (or results in any exclusion of coverage under any director and officer liability insurance policy issued with respect to any of the Debtor's director and/or officers), the definition of "Director and Officer Action" shall automatically and without further action be modified so as to permit any such action or proceeding.

              (c) Any of the foregoing limitations notwithstanding, no director, officer or shareholder of the Debtor may assert the fact that such directors, officers or shareholders were exculpated for acts or omissions which occurred subsequent to the Petition Date as a procedural or substantive bar, defense, affirmative defense or setoff, at law or equity, in a Director and Officer Action.

         49. Disclosure Statement: The Disclosure Statement for the Debtor's First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, as amended, supplemented, or modified from time to time, describing the Plan, as amended, supplemented, or modified from time to time that is prepared and distributed in accordance with 11 U.S.C. ss.ss. 1125, 1126(b) and/or 1145 and Federal Rule of Bankruptcy Procedure 3018 and/or other applicable law.

         50. Disclosure Statement Order: The Order approving the Disclosure Statement, approving the solicitation procedures related to the Plan, setting the voting deadline on the Plan and scheduling the Confirmation Hearing.

         51. Disputed Claim; Disputed Interest: Any Claim against or Interest in the Debtor, to the extent that allowance of which is the subject of a timely objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Confirmation Order, or is otherwise disputed by the Debtor in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, settled, or determined by a Final Order.

         52. Disputed Claim Amount: The lesser of: (a) the amount of a Disputed Claim as filed with the Bankruptcy Court; and (b) if the Bankruptcy Court has estimated such Disputed Claim pursuant to
              Section 502(c) of the Bankruptcy Code, the amount of a Disputed Claim as estimated by the Bankruptcy Court; provided, however, that nothing contained in the Plan is intended or shall affect any Entity's rights under Section 502(j) of the Bankruptcy Code.

         53. Distribution Date: The Effective Date, or as soon as practicable thereafter as determined by Plan Administrator, as applicable, in his sole discretion.

         54. Effective Date: The date selected by the Debtor which is a Business Day after the Confirmation Date on which all conditions precedent specified herein have been satisfied or waived. When used in the Plan, Effective Date means on the Effective Date or a soon as reasonable practicable thereafter. In any event, the Effective Date shall take place no later than fifteen (15) days after entry of the Confirmation Order.

         55. Encumbrance: With respect to any Person, any mortgage, Lien, pledge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholders agreement, voting trust agreements, voting rights agreements and similar arrangements).

         56. Entity: A Person, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a Governmental Unit or any subdivision thereof or any other entity.

         57. Equity Interest: Any interest in the Debtor on account of an Equity Security.

         58. Equity Security: One of the following: (i) a share in a corporation, whether or not denominated "stock," or similar security, and whether or not issued, unissued, authorized, or outstanding; (ii) an interest of a limited partner in a limited partnership; (iii) an interest of a general partner in a general partnership; or (iv) a warrant, option, contract, or right, other than a right to consent, to purchase, sell or subscribe to a share, security, or interest of a kind specified in (i), (ii),
              (iii) or (iv) of this definition.

         59. ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         60. ERISA Affiliate: Any Person (whether or not incorporated) which, by reason of its relationship with the Debtor, is required to be aggregated with the Debtor under Sections 414(b), 414(c) or 414(m) of the Code, or which, together with the Debtor, is a member of a controlled group within the meaning of Section 4001 (a) of ERISA.

         61. Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include reference to the comparable section, if any, of such successor federal statute.

         62. Exculpation Beneficiaries: All employees, agents, and representatives of the Debtor, including the Released Executive (solely in his capacity as such); provided, however, that the term Exculpation Beneficiary shall not include any person subject to a Director and Officer Action.

         63. Exculpation Parties: The following Entities (acting in such capacity) and their professionals: the Plan Administrator, the Post Confirmation Estate Trust, the OCUC, the members of the OCUC, the Debtor, the Reorganized Debtor, the Purchasers, the Exculpation Beneficiaries, and any Entity employed in the Debtor's Chapter 11 Case pursuant to Sections 327 and 1103 of the Bankruptcy Code (and in the case of the Debtor's counsel and investment banker, such exculpation shall also be with respect to periods both before and after the Petition Date.)

         64. Existing Lien Holders: The Mulligan Group, LLC with respect to certain prepetition loans documents and The Mulligan Cash Collateral Agreement and Zions First National Bank with respect to the Bridgeview Financial Residual Payment Account.

         65. Expense Reimbursement Fee: Fee payable to the Purchasers by the Debtor, pursuant to Section 8.2 of the Note and Warrant Purchase and Security Agreement, in the event that the Debtor terminates the Note and Warrant Purchase and Security Agreement pursuant to
              Section 8.1 of the Note and Warrant Purchase and Security Agreement. This fee is in addition to the Break-Up Fee and will consist of the aggregate amount of actual expenses incurred by the Purchasers in connection with the transaction described in the Note and Warrant Purchase and Security Agreement.

         66.  eWorld: eWorld Media, Inc.

         67. eWorld Software: Customized template e-mail software designed by Avalon for eWorld, including related intellectual property, licenses and source codes, which is now at issue in the eWorld litigation, now pending in state and federal courts in California between eWorld, Global Technology Connection, L.L.C. and certain other named individuals. The facts and circumstances relating to the eWorld Software, and the treatment thereof under the Plan, are more fully set forth below and in the Disclosure Statement.

         68. File or Filed: File of filed with the Bankruptcy Court in the Chapter 11 Case.

         69. Final Decree: The decree contemplated under Bankruptcy Rule 3022 as applied to this Chapter 11 Case.

         70. Final Order: An order of the Bankruptcy Court or any other court of competent jurisdiction as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending; and if an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure or any analogous rule under the Bankruptcy Rules, may be but has not then been filed with respect to such order, shall not cause such order not to be a Final Order.

         71. First Closing. The closing of the purchase and sale of the Notes and Warrants and the other transactions contemplated thereby under
              Section  2.1  of  the  Note  and  Warrant  Purchase  and  Security
              Agreement.

         72. First Purchase Price Proceeds: The portion of the Investment that will be transferred to the Post Confirmation Estate Trust, after the payment of Allowed Administrative and Secured Claims, pursuant to the Plan. The amount available for distribution to General Unsecured Creditors shall be no less than $200,000.

         73. GAAP: The generally accepted accounting principles in the United States.

         74. General Unsecured Claim: Any Claim against the Debtor other than an Administrative Expense Claim, a Priority Claim, a Secured Claim, and an Equity Interest.

         75.  Governmental   Entity:  Any  supranational,   national,   foreign,
              federal,   state  or  local  judicial,   legislative,   executive,
              administrative or regulatory body or authority.

         76. Governmental Unit: An Entity that is a "governmental unit" as defined in 11 U.S.C. ss. 101(27).

         77. Holder: A Person or Entity holding an Equity Interest or Claim, and with respect to a vote on the Plan, means the Beneficial Holder as of the Record Date or any authorized signatory who has completed and executed a Ballot in accordance with the Voting Instructions.

         78. Impaired: With respect to a Claim or Class of Claims, a Claim or Class of Claims that is impaired within the meaning of Section 1124 of the Bankruptcy Code.

         79.  Investment: The Purchase Price, in whole or in part.

         80. Interest: Any ownership interest in the Debtor, including, but not limited to, an interest in any issued, unissued, authorized or outstanding shares or stock and other Equity Security together with any warrants, options or contractual rights to purchase or acquire such interests at any time and all rights arising with respect thereto.

         81. IRS: The Internal Revenue Service, an agency of the United States Department of the Treasury.

         82. Liability: Any liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due and regardless of when asserted), including, without limitation, any liability for Taxes, or for Claims against the Debtor with respect to periods prior to the Closing Date.

         83. Lien: Any Claim, lien (statutory or otherwise), Encumbrance, pledge, Liability, restriction (including, without limitation, restrictions on transfer), charge, instrument, license, preference, priority, security agreement, easement, covenant, right of recovery, option, charge, hypothecation, easement, security interest, interest, right of way, encroachment, mortgage, deed of trust, imperfection of title, prior assignments, Tax (including foreign, federal, state and local Tax), order of any Governmental Entity or other Encumbrance or charge of any kind or nature whatsoever including, without limitation: (i) any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing; (ii) any assignment or deposit arrangement in the nature of a security device; (iii) any Claim based on any theory that the Purchasers are successors, transferees or continuations of the Debtor or its business; and (iv) any leasehold interest, license or other right, in favor of a third party or the Debtor, whether secured or unsecured, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, contingent or non-contingent, material or non-material, known or unknown.

         84.  Luther   Capital:   Luther  Capital   Management  LLC  is  a  sole
              proprietorship, owned and operated by Michael S. Luther, 1315 Ridgewood Avenue, Omaha, NE 68124. Luther Capital will be the primary source of funding for Avalon Acquisition Company, which funds will be used to pay the Purchase Price under the Note and Warrant Purchase and Security Agreement. Luther Capital has operated as a sole proprietorship since 1994. As the sole proprietor, Mr. Luther is a qualified professional investor who has the discretionary and fiduciary responsibility to invest Luther Capital Management's money and the requisite liquidity to do so. Luther Capital current has approximately $20 million in assets under management, which assets are invested in brokerage accounts, managed accounts and direct investments.

         85. Mulligan Cash Collateral Agreement: The cash collateral agreement, dated as of September 9, 2003, by and between the Debtor and The Mulligan Group, LLC, as amended or modified.

         86. Mulligan Group Secured Claim: Secured Claim against the Debtor arising from a loan made by The Mulligan Group, LLC to the Debtor pursuant to the terms of that certain Third Loan and Security Agreement dated as of June 30, 2003, which loan is secured by a security interest in virtually all assets of the Debtor, including receivables, equipment, inventory and intangibles. The OCUC has indicated its intention to challenge the Mulligan Group Secured Claim.

         87. New Common Shares of the Reorganized Debtor: Common Stock of the Reorganized Debtor, to be issued pursuant to the Plan and the Note and Warrant Purchase and Security Agreement on the Effective Date.

         88. Net Investment: The portion of the First Purchase Price that will eventually be distributed to Holders of General Unsecured Claims, after the payment of appropriate fees and expenses of the Plan Administrator and/or his professionals and after the Plan

              Administrator has established appropriate reserves, pursuant to the Plan and Post Confirmation Estate Trust Agreement. In any event, the amount available for distribution to General Unsecured Creditors shall be no less than $200,000.

         89. Networks Direct: Networks Direct, Inc. is a holding company of marketing firms and investments involved in developing new businesses/channels, and providing advisory and fund-raising services to small cap companies. Networks Direct is the sponsor of the transaction and was instrumental in coordinating the transaction between the Debtor an Avalon Acquisition Company. In return for its efforts in the transaction, Networks Direct is given the opportunity of purchasing a certain number of Warrants, for a nominal sum (as more fully set forth in the Note and Warrant Purchase and Security Agreement). The vast majority of the Purchase Price will originate from Avalon Acquisition Company.

         90. Note: The 3% Senior Convertible Secured Note in the form attached to the Note and Warrant Purchase and Security Agreement as an exhibit, and all renewals, replacements and extensions thereof.

         91.  Notes: More than one Note and collectively, the Notes.

         92. Note and Warrant Purchase and Security Agreement: The agreement entered into between the Debtor and the Purchasers, on or about May 28, 2004, a copy of which is attached to the Plan as Exhibit A, whereby the Purchasers will pay the First Purchase Price and the Second Purchase Price to the Reorganized Debtor in consideration for receiving Notes and Warrants, subject to various conditions and terms, as for fully set forth in the Note and Warrant Purchase and Security Agreement.

         93. OCUC: The Official Committee of Unsecured Creditors appointed in these Chapter 11 Cases pursuant to Section 1102 of the Bankruptcy Code as constituted from time to time up to the Effective Date.

         94.  Other Priority Claims: All Priority Non-Tax Claims.

         95.  Person: A "person" as defined in 11 U.S.C. ss. 101(41).

         96. Petition Date: September 5, 2003, the date on which the Debtor filed its voluntary petition for relief under Chapter 11 of the Bankruptcy Code commencing the Chapter 11 Case.

         97. Plan: The Debtor's Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, including, without limitation, any exhibits and schedules thereto, either to its present form or as the same may be amended, modified or supplemented from time to time in accordance with its terms and provisions, with the written prior consent of the Purchasers and the OCUC in the event of material amendment or modification.

         98. Plan Administrator: The person designated by the Debtor and the OCUC and retained as of the Effective Date, under the Post Confirmation Estate Trust Agreement, as the employee or fiduciary responsible for, among other things, the matters described below. When the context requires, any reference to the Plan Administrator or the Post Confirmation Estate Trust shall mean the Plan Administrator on behalf of the Post Confirmation Estate Trust.

         99. Post Confirmation Estate Trust: The grantor trust to be created on the Effective Date in accordance with the provisions of the Plan and the Post Confirmation Estate Trust Agreement for the benefit of the Holders of certain Allowed Claims.

         100. Post Confirmation Estate Trust Agreement: The trust agreement that documents the Post Confirmation Estate Trust, describes the powers, duties and responsibilities of the Plan Administrator and the liquidation and distribution of proceeds of the Post Confirmation Estate Trust Assets, a copy of which is attached hereto as Exhibit B.

         101. Post Confirmation Estate Trust Assets: The assets of the Post Confirmation Estate Trust, which include the following: (a) $100,000 of the First Purchase Price; (b) the Net Investment; (c) all of the rights as a trustee or debtor-in-possession to assert Bankruptcy Causes of Action, and all rights as a trustee or debtor-in-possession to assert a Director and Officer Action; and
              (d) the Unsecured Creditor Shares, to be held in trust and distributed Pro Rata by the Plan Administrator to Holders of Allowed General Unsecured Creditors on the Distribution Date; provided, however, that in no event shall any of the Reorganized Debtor's accounts receivables or any other of the assets of the Debtor prior to the Effective Date, or the Reorganized Debtor after the Effective Date, be considered Post Confirmation Estate Trust Assets. Only those assets specifically described herein, and in the Post Confirmation Estate Trust Agreement, shall be Post Confirmation Estate Trust Assets.

         102. Priority  Claim:  Any  Priority  Non-Tax  Claims and  Priority Tax
              Claims.

         103. Priority Non-Tax Claims: Any Claim against the Debtor, other than an Administrative Expense Claim, or a Priority Tax Claim, entitled to priority in payment under Section 507(a) of the Bankruptcy Code, but only to the extent entitled to such priority.

         104. Priority Tax Claim: Any Claim against the Debtor entitled to priority in payment under Section 507(a)(8) of the Bankruptcy Code, but only to the extent entitled to such priority.

         105. Priority Tax Claims Bar Date: The Date, 60 days after the Confirmation Date, whereby Priority Tax Claims arising on or prior to the Confirmation Date shall be filed or be discharged and forever barred, except as otherwise provided in the Plan.

         106. Professional: A Person or Entity: (a) employed in accordance with Sections 327 and 1103 of the Bankruptcy Code and to be compensated for services rendered prior to the Effective Date, pursuant to Sections 327, 328, 329 and 330 and 331 of the Bankruptcy Code; or
              (b) to whom compensation and reimbursement has been allowed by the Bankruptcy Court pursuant to Section 503(b) of the Bankruptcy Code.

         107. Professional Compensation and Reimbursement Claim: Any Claim in the Chapter 11 Case entitled to payment in accordance with Section 330 or 331 of the Bankruptcy Code or entitled to priority in payment under Sections 503(b)(1), 503(b)(2), 503(b)(3), 503(b)(4)
              or 503(b)(5) of the Bankruptcy Code.

         108. Pro Rata: With respect to Allowed Claims within the same Class, the proportion that an Allowed Claim bears to the sum of (a) all Allowed Claims within such Class and (b) all Disputed Claim Amounts within such Class.

         109. Purchasers: Avalon Acquisition Company and Networks Direct, or assignee, as designated by Avalon Acquisition Company and Networks Direct, Inc.

         110. Purchasers' Shares: 5,878,623 shares of the New Common Shares of the Reorganized Debtor (which, assuming that Holders of General Unsecured Claims vote in favor of the Plan as a Class, will represent eighty percent (80%) of the Common Stock of the Reorganized Debtor on a fully-diluted basis immediately following the Second Closing and after taking into account full conversion of the Notes, full exercise of the Warrants and full exercise of the options underlying the Management Option Plan) that will be reserved by the Reorganized Debtor for issuance pursuant to conversion of the Notes and/or exercise of the Warrants.

         111. Purchase Price: The sum of the First Purchase Price and the Second Purchase Price, as defined in the Note and Warrant Purchase and Security Agreement and described herein.

         112. Record Date: The date to be established by the Bankruptcy Court in the Confirmation Order and the Disclosure Statement Order for the purpose of determining those Holders of Allowed Claims that can receive distributions pursuant to the Plan.

         113. Registration Rights Agreement: One of the Transaction Documents, as more fully set forth in the Note and Warrant Purchase and Security Agreement, which the Reorganized Debtor shall enter into as of the Closing, for the benefit of the Purchasers.

         114. Released Executive: Robert I. Webber.

         115. Reorganized Debtor: The Debtor on or after the Effective Date of the Plan.

         116. Schedules: The respective schedules of assets and liabilities, the list of Interests, and the statements of financial affairs filed by the Debtor in accordance with Section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended.

         117. SEC: The United States Securities and Exchange Commission and any successor Governmental Entity.

         118. Second Closing: The closing of the purchase and sale of the Notes and Warrants, which shall take place in accordance with Section
              2.2 of the Note and Warrant Purchase and Security Agreement, no later than fifteen (15) days after entry of the Confirmation Order.

         119. Secured Claim: A Claim against the Debtor, that is secured by a Lien on Collateral or that is subject to setoff under Section 553 of the Bankruptcy Code, to the extent of the value of the Collateral or to the extent of the amount subject to setoff as applicable, as determined in accordance with Section 506(a) of the Bankruptcy Code.

         120. Securities: The Notes and Warrants.

         121. Securities Act: The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of any successor federal statute.

         122. Subsidiary:   Each   corporation,   limited   liability   company,
              partnership, business association or other Person or Entity in which the Debtor owns any direct or indirect equity interest.

         123. Superior Proposal: An unsolicited, bona fide written offer made by a third party to consummate an Alternative Proposal, which Alternative Proposal is likely to be consummated, and that (i) the Board of Directors determines in good faith, after consulting with its outside legal counsel and its financial advisor, would, if consummated, result in a transaction that is more favorable to the Debtor than the transactions contemplated by the Note and Warrant Purchase and Security Agreement (taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal), and (ii) is for at least eighty percent (80%) of common stock of the Debtor or the Reorganized Debtor.

         124. Tax or Taxes: Any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, capital gains, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty or addition thereto.

         125. Tax Return: Any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         126. The Mulligan Group, LLC: The Debtor's primary secured creditor as a result of financing provided by The Mulligan Group, LLC to the Debtor prior to the Petition Date, secured by an interest in virtually all valuable assets of the Debtor, including receivables, equipment, inventory and intangibles. Two of the principals of the Mulligan Group, Tyler Thompson and Matt Greene, were employees of the Debtor prior to the Petition Date and, as set forth on Exhibit F to the Disclosure Statement, will be part of the management of the Reorganized Debtor after the Effective Date

         127. Transaction Documents: The Note and Warrant Purchase and Security Agreement, the Registration Rights Agreement, the Notes, the
              Warrants, and all other contracts, agreements, schedules, certificates, orders and other documents being delivered pursuant to or in connection with the Note and Warrant Purchase and Security Agreement.

         128. Unimpaired  Class:  An  unimpaired  Class  within  the  meaning of
              Section 1124 of the Bankruptcy Code.

         129. Unknown Causes of Action: Causes of Action, which, in addition to the Bankruptcy Causes of Action may currently exist or may subsequently arise that are not set forth herein, because the facts upon which such Bankruptcy Causes of Action are based are not fully or currently known by the Debtor, and, as a result, cannot be raised during the pendency of the Chapter 11 Case. The failure to list any such Unknown Cause of Action herein is not intended to limit the rights of the Plan Administrator, on behalf of the Post Confirmation Estate Trust, to pursue any Unknown Cause of Action to the extent the facts underlying such Unknown Cause of Action become fully known to the Debtor.

         130. Unsecured Creditor Shares: 1,102,242 shares of the New Common Shares of the Reorganized Debtor (which, assuming that Holders of General Unsecured Claims vote in favor of the Plan as a Class, will represent fifteen percent (15%) of the Common Stock of the Reorganized Debtor on a fully-diluted basis immediately following the Second Closing and after taking into account full conversion of the Notes, full exercise of the Warrants and full exercise of the options underlying the Management Option Plan) to be issued pro rata to Holders of General Unsecured Claims on the Distribution Date or as reasonably practical thereafter.

         131. Voting Deadline: The date set by the Bankruptcy Court as the last date for timely submission by a Creditor of a ballot accepting or rejecting the Plan.

         132. Voting Instructions: Those instructions included in the Ballot and Master Ballot.

         133. Warrant: A Warrant, in the form attached as an exhibit to the Note and Warrant Purchase Agreement, to purchase the number of shares of Common Stock, as the same may be amended, restated, extended, renewed, replaced or otherwise modified from time to time.

         134. Warrants: More than one Warrant and collectively, the Warrants.

         135. Webber Affidavit: Affidavit of Robert I. Webber in Support of the First Day Motions of Avalon Digital Marketing Systems, Inc. filed on the September 10, 2003, Docket No. 14.

         136. Zions Bank: Zions First National Bank, secured creditor of the Debtor by virtue of Zions Bank's interest in the Bridgeview Financial Residual Payment Account, a residual account which generates monthly payments made to the Debtor by Bridgeview Bank, a merchant account processing bank.

         137. Zions Bank Secured Claim: Secured Claim of Zions Bank against the Debtor, which arose prior to the Petition Date when the Debtor sold the collateral that originally secured a line of credit extended by Zions Bank to the Debtor and substituted the monthly Bridgeview payments in its stead.

         138. Other Definitions: Unless the context otherwise requires, any capitalized term used and not defined herein or elsewhere in the Plan, the Disclosure Statement, the Note and Warrant Purchase and Security Agreement and related documents or the Post Confirmation Estate Trust Agreement, but that is defined in the Bankruptcy Code shall have the meaning assigned to that term in the Bankruptcy Code. Unless otherwise specified, all section, schedule or exhibit references in the Plan are to the respective section in, article of, or schedule or exhibit to, the Plan, as the same may be amended, waived, or modified from time to time. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan.

                                   ARTICLE II.
                   PROVISONS FOR THE PAYMENT OF ADMINISTRATIVE
                       EXPENSE CLAIMS AND PRIORITY CLAIMS

         Section A. Administrative Expense Claims Generally:

         On the later to occur of (i) the Effective Date and (ii) the date on which such Claim shall become an Allowed Claim, the Debtor or the Plan Administrator shall pay the Holder of an Allowed Administrative Expense Claim or fee payable under 28 U.S.C. ss.1930, cash equal to the amount of such Administrative Expense Claim; provided, however,

         1. No Professional employed by the Debtor or OCUC shall be paid for services rendered prior to the Confirmation Date before the entry of an order authorizing payment, after notice and hearing;

         2. Administrative Expense Claims arising prior to the Effective Date which are payable in the ordinary course of business after the Effective Date shall be paid after the Effective Date as they come due, except as otherwise provided it the Plan;

         3. The Holder of a Claim or expense that becomes an Administrative Expense Claim after the Effective Date shall receive cash equal to the amount of such Administrative Expense Claim as soon as practicable after the Administrative Expense Claim or expense becomes an Allowed Administrative Expense Claim, except as otherwise provided in the Plan; and

         4. Fees under 28 U.S.C. ss.1930 that become due after the Effective Date shall be paid on or before the due date.

         Section B. Services By Professionals After Confirmation:

         Professionals employed by the Debtor, whose employment was approved at or prior to the Confirmation Date, who perform services or advance costs in connection with or in aid of consummation of the Plan after the Confirmation Date, may render quarterly billings to the Reorganized Debtor. Professionals rendering periodic billing shall supply invoice copies to the Reorganized Debtor and its counsel. The Reorganized Debtor may file and serve a written objection to any such periodic billing within 15 days. If a written objection is filed and served, the Bankruptcy Court shall determine whether the fees and costs are reasonable. Absent objection, the periodic billings shall be promptly paid by the Reorganized Debtor. In the final report or motion for final decree, the Reorganized Debtor shall detail all amounts paid and reimbursed after the Confirmation Date for professional services rendered and costs advanced under this Paragraph and with respect to which no prior application for allowance has been made. At the hearing on the motion for final decree the Bankruptcy Court shall determine whether or not such payments shall be approved as reasonable if they have not been previously approved.

         Section C. Administrative Expense Claim Bar Date:

         Administrative Expense Claims arising on or prior to the Confirmation Date shall be filed within 30 days after the Confirmation Date or be discharged and forever barred, except as otherwise provided in the Plan. Notwithstanding, Allowed Administrative Expense Claims payable in the ordinary course are not subject to the Administrative Expense Claim Bar Date.

         Section D. Priority Tax Claims:

         The Holder of an Allowed Priority Tax Claim shall, unless the Holder of such Claim agrees to a different treatment, receive, in the Debtor's sole discretion, either: (a) a cash payment, on the later to occur of the Effective Date and the date such Claim becomes and Allowed Priority Tax Claim; or (ii) on account of such Allowed Priority Tax Claim deferred cash payments over a period not exceeding six years after the date of assessment, the total of which payments shall be equal to the amount of such Allowed Priority Tax Claim plus interest at the applicable non-default statutory interest rate with respect to such Allowed Priority Tax Claim.

         Section E. Priority Tax Claims Bar Date:

         Priority Tax Claims arising on or prior to the Confirmation Date shall be filed within 60 days after the Confirmation Date or be discharged and forever barred, except as otherwise provided in the Plan.

                                  ARTICLE III.
                         CLASSIFICATION AND TREATMENT OF
                         CLASSIFIED CLAIMS AND INTERESTS

         Section A. Summary:

         The categories of Claims and Interests listed below classify Claims and Interests for all purposes, including voting, Confirmation and distribution pursuant to the Plan and pursuant to Sections 1122 and 1123(a)(1) of the Bankruptcy Code. A Claim or Interest shall be deemed classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of such Claim or Interest qualifies within the description of such different Class. A Claim or Interest is in a particular Class only to the extent that such Claim or Interest is Allowed in that Class and has not been paid or otherwise settled prior to the Effective Date.

         The classification of Claims and Interests against the Debtor pursuant to the Plan is as follows:


-------------------- ----------------------------- --------------------------------- -------------------------
         Class                Claim/Interest                Status                   Voting Rights
-------------------- ----------------------------- --------------------------------- -------------------------
Class 1A             The Mulligan Group Secured    Impaired                          Entitled to Vote
                     Claim
-------------------- ----------------------------- --------------------------------- -------------------------
Class 1B             The Zions Bank Secured Claim  Impaired                          Entitled to Vote
-------------------- ----------------------------- --------------------------------- -------------------------
Class 1C             Other Secured Claims          Unimpaired                        Not Entitled to Vote
-------------------- ----------------------------- --------------------------------- -------------------------
Class 2              Other Priority Claims         Unimpaired                        Not Entitled to Vote
                     (other than Priority Tax
                     Claims)
-------------------- ----------------------------- --------------------------------- -------------------------
Class 3              General Unsecured Claims      Impaired                          Entitled to Vote
-------------------- ----------------------------- --------------------------------- -------------------------
Class 4              Equity Interests              Impaired                          Not Entitled to Vote
-------------------- ----------------------------- --------------------------------- -------------------------


         Section B. Treatment:

         1. Class 1A - The Mulligan Group Secured Claim. On the later of the Effective Date or entry of a Final Order allowing The Mulligan Group Secured Claim or as reasonably practicable thereafter, The Mulligan Group, LLC shall retain its Liens in the Debtor's property and shall receive: (a) a cash payment of 50% of The Mulligan Group Secured Claim, approximately $95,630 (the current principal amount of The Mulligan Group Secured Claim is $191,260); and (b) a secured promissory note from the Reorganized Debtor for the remaining balance of The Mulligan Group Secured Claim, to be paid within a period of six months, with interest at the prime rate then existing, to the extent payment of interest is required by the Bankruptcy Code.

         2. Class 1B--The Zions Bank Secured Claim. On the later of the Effective Date or entry of a Final Order allowing the Zions Bank Secured Claim, or as reasonably practicable thereafter, the Debtor shall abandon the collateral securing the Zions Bank Secured Claim, namely the Bridgeview Financial Residual Payment Account (the "Account"), to Zions Bank in full and final payment and satisfaction of the Zions Bank Secured Claim, provided, however, that if there are remaining proceeds in the Account after Zions has used the proceeds of the Account to satisfy its claim in full, Zions shall remit any remaining balance to the Debtor or the Reorganized Debtor, depending on when Zions receives full payment.

         3. Class 1C - Other Secured Claims. On the later of the Effective Date or entry of a Final Order allowing a Secured Claim, or as reasonably practicable thereafter, each Holder of an Allowed Secured Claim shall receive, in the Debtor's sole discretion, one of the following distributions: (a) the payment of such Holder's Allowed Secured Claim in full in Cash; (b) the sale or disposition proceeds of the property securing such Allowed Secured Claim to the extent of the value of the Debtor's interest in such property;
              (c) the surrender to the Holder of any Allowed Secured Claim of the property securing such Claim; or (d) such other distributions as shall be necessary to satisfy the requirements of the Bankruptcy Code and/or as such Holder of an Allowed Secured Claim shall agree in satisfaction of their Claim.

         4. Class 2 - Other Priority Claims. On the later of the Effective Date or entry or a Final Order allowing an Other Priority Claim, or as reasonably practicable thereafter, each Holder of an Allowed Priority Claim shall receive the full amount of its Claim in Cash.

         5. Class 3 - General Unsecured Claims. On or after the Distribution Date, the Plan Administrator shall pay the Holders of General Unsecured Claims on a Pro Rata basis: (a) the Net Investment; (b) 100% of Bankruptcy Cause of Action Recoveries, until such time as the Holders of General Unsecured Claims receive payment of 50% of their General Unsecured Claims, at which time any additional Bankruptcy Cause of Action Recoveries shall be divided equally between Holders of General Unsecured Claims and the Reorganized
              Debtor; and, (c) on the Distribution Date or as reasonably practicable thereafter, the Plan Administrator shall distribute Pro Rata the Unsecured Creditor Shares to the Holders of General Unsecured Claims. Assuming that Holders of Equity Interests receive a distribution under the Plan, the Unsecured Creditor Shares will represent fifteen percent (15%) of the Common Stock of the Reorganized Debtor on a fully-diluted basis immediately following the Second Closing and after taking into account full conversion of the Notes, full exercise of the Warrants and full exercise of the options underlying the Management Option Plan.

         6. Class 4 - Equity Interests. On the Effective Date, and only if Class 3 votes in favor of the Plan as a Class, all Equity Interests in the Debtor, including preferred shares, common shares, and/or other forms of equity security or other interests shall be deemed extinguished, and the certificates and other documents representing such Equity Interests shall be deemed extinguished and canceled and the New Common Shares of the Reorganized Debtor shall be issued on the Effective Date or as soon as practicable thereafter, such that on the Effective Date or as soon as practicable thereafter when the New Common Shares of the Reorganized Debtor are issued, Holders of Equity Interests shall hold, 73,483 shares of the Common Stock of the Reorganized Debtor (which, assuming that Holders of General Unsecured Claims vote in favor of the Plan as a Class, will represent one percent (1%) of the Common Stock of the Reorganized Debtor on a
              fully-diluted basis immediately following the Second Closing and after taking into account full conversion of the Notes, full exercise of the Warrants and full exercise of the options underlying the Management Option Plan). However, in the event that Class 3 does not vote as a Class in favor of the Plan, on the Effective Date, all Equity Interests in the Debtor, including shares, common shares, and/or other forms of equity security and other interests shall be deemed extinguished and certificates and all other documents representing such Equity Interests shall be canceled and of no force or effect and no New Common Stock of the Reorganized Debtor will be issued to the Holders of Equity Interests.

                                   ARTICLE IV.
                         ACCEPTANCE OR REJECTION OF PLAN

         Section A. Impaired Classes to Vote:

         Each Holder of a Claim or Interest in an impaired Class shall be entitled to vote separately to accept or reject the Plan unless such Holder is deemed to accept or reject the Plan.

         Section B. Acceptance by Class of Creditors:

         In accordance with Section 1126 of the Bankruptcy Code, an impaired Class of Holders of Claims shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have voted to accept or reject the Plan. A Class of Holders of Claims shall be deemed to accept the Plan in the event that no Holder of a Claim within that Class submits a Ballot by the Voting Deadline. An impaired Class of Holders of Interests shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in dollar amount of the Allowed Claims of such Class that have voted to accept or reject to the Plan. A Class of Interests shall be deemed to accept the Plan in the event that no Holder of an Interest within that Class submits a Ballot by the Voting Deadline.

         Section C. Cramdown:

         In the event that any impaired Class or Claims of Interests shall fail to accept the Plan in accordance with Section 1126 of the Bankruptcy Code, the Debtor reserves the right to request that the Bankruptcy Court confirm the Plan in accordance with Section 1129(b) of the Bankruptcy Code or amend the Plan.

                                   ARTICLE V.
                     IDENTIFICATION OF CLAIMS AND INTERESTS
                      IMPAIRED AND NOT IMPAIRED BY THE PLAN

         Section A. Impaired and Unimpaired Classes:

         Claims and Interests in Classes 1A, 1B, 3, and 4 are impaired under the Plan.

         Section B. Impaired Classes to Vote on Plan:

         The Claims included in Classes 1A, 1B, and 3 are impaired and entitled to receive distribution under the Plan and are therefore entitled to vote to accept or reject the Plan. Given that all Equity Interests in the Debtor may be canceled, as provided herein, the Interests included in Class 4 of the Plan are impaired and are conclusively deemed to have rejected the Plan pursuant to
Section 1126 of the Bankruptcy Code.

         Section C. Controversy Concerning Impairment:

         In the event of a controversy as to whether any Class of Claims or Interests is impaired under the Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

                                   ARTICLE VI
                    PROVISIONS FOR IMPLEMENTATION OF THE PLAN

         Section A. Note and Warrant Purchase and Security Agreement:

         On or about May 28, 2004, the Debtor and the Purchasers entered into the Note and Warrant Purchase and Security Agreement, a copy of which is attached hereto as Exhibit A. Pursuant to the Note and Warrant Purchase and Security Agreement, the Purchasers have agreed to make the Investment, subject to various conditions and terms, as for fully set forth in the Note and Warrant Purchase and Security Agreement, including the following:

         1. Issuance and Sale of Notes and Warrants at First Closing

              (a) Upon the terms and subject to the conditions set forth in the Note and Warrant Purchase and Security Agreement, at the First Closing, the Reorganized Company shall issue and sell to (i) to the Purchasers set forth on Exhibit D-1 to the Note and Warrant Purchase and Security Agreement a Note in the principal amount set forth opposite such Purchasers' name on Exhibit D-1 and (ii) to the Purchasers set forth on Exhibit E-1 attached to the Note and Warrant Purchase and Security Agreement a Warrant registered in the name of such Purchasers (or its nominee or designee as designated by the Purchasers to the Reorganized Company at least three (3) Business Days prior to the Closing Date) to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit E-1 to the Note and Warrant Purchase and Security Agreement. Following the First Closing, a total of 2,674,773 shares of Common Stock shall be reserved for issuance by the Reorganized Debtor pursuant to the conversion of the Notes issued at the First Closing and 367,414 shares of Common Stock shall be reserved for issuance by the Reorganized Debtor pursuant to the exercise of the Warrants issued at the First Closing.

              (b) In consideration of the issuance of the Notes and Warrants at the First Closing, each Purchaser shall pay to the Reorganized Company an amount equal to the sum of (i) the principal amount set forth opposite such Purchaser's name on Exhibit D-1 and (ii) the warrant purchase amount set forth opposite such Purchaser's name on Exhibit E-1. The sum of the aggregate principal amount of all Notes and the aggregate purchase amount of all Warrants purchased at the First Closing shall be equal to $811,050 (the "First Purchase Price").

         2.   Issuance and Sale of Notes and Warrants and Second Closing

              (a) Upon the terms and subject to the conditions set forth in the Note and Warrant Purchase and Security Agreement, at the Second Closing, the Reorganized Company shall issue and sell to (i) to the Purchaser set forth on Exhibit D-2 attached to the Note and Warrant Purchase and Security Agreement a Note in the principal amount set forth opposite such Purchaser's name on Exhibit D-2 and (ii) to the Purchaser set forth on Exhibit E-2 attached to the Note and Warrant Purchase and Security Agreement a Warrant registered in the name of such Purchaser (or its nominee or designee as designated by the Purchaser to the Reorganized Company at least three (3) Business Days prior to the
                     Closing Date) to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Exhibit E-2. Following the Second Closing, a total of 2,469,022 shares of Common Stock shall be reserved for issuance by the Reorganized Debtor pursuant to the conversion of the Notes issued at the Second Closing and 367,414 shares of Common Stock shall be reserved for issuance by the Reorganized Debtor pursuant to the exercise of the Warrants issued at the Second Closing.

              (b) In consideration of the issuance of the Notes and Warrants at the Second Closing, each Purchaser shall pay to the Reorganized Company an amount equal to the sum of the (i) principal amount set forth opposite such Purchaser's name on Exhibit D-2 and (ii) the warrant purchase amount set forth opposite such Purchaser's name on Exhibit E-2. The sum of the aggregate principal amount of all Notes and the aggregate purchase amount of all Warrants purchased at the Second Closing shall be equal to $789,050 (the "Second Purchase Price").

         3. Registration Rights Agreement: Effective as of the Closing, the Reorganized Debtor shall enter into the Registration Rights Agreement, in form and substance acceptable to the Purchasers, for the benefit of the Purchasers.

         4.   Capitalization.

              (a)    Except  as  set  forth  in  Section   4.3  of  the  Company
                     Disclosure Schedule and herein and except for the transactions contemplated by the Note and Warrant Purchase and Security Agreement, the other Transaction Documents or any benefit plans approved by the Purchasers, there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights of any character whatsoever to which the Company is a party relating to issued or unissued capital stock of the Company, or any commitments of any character whatsoever relating to issued or unissued capital stock of the Company or pursuant to which the Company or any of the Subsidiaries are or may become bound to issue or grant additional shares of their capital stock or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights, which, in each instance, will be in effect immediately following the Closing. Except as contemplated by the Note and Warrant Purchase and Security Agreement, the Plan and/or the Registration Rights Agreement, there are no voting trusts, stockholders agreements, proxies or other understandings in effect to which the Company is a party with respect to the voting or transfer of any of common stock of the Company or the Reorganized Company that will be outstanding as of the Closing.

              (b) As of the Second Closing, after giving effect to the Investment and the Restructuring contemplated by the Note and Warrant Purchase and Security Agreement, and assuming that Holders of General Unsecured Claims vote in favor of the Plan as a Class, the authorized capital stock of the Reorganized Company shall be 10,000,000 of shares of Common Stock, of which (i) 1,175,725 shares shall be issued and outstanding (of which 1,102,242 shares shall be the Unsecured Creditor Shares), (ii) 5,143,795 shares shall have been reserved for issuance upon conversion of the Notes, (iii) 734,828 shares shall have been reserved for issuance upon exercise of the Warrants and (iv) 293,933 shares shall have been reserved for issuance under the Management Option Plan.

              (c) The Conversion Shares shall have been duly reserved for issuance upon conversion of the Notes and exercise of the Warrants.

              (d) None of the issuance and delivery of the Securities, the issuance and delivery of any Conversion Shares upon conversion of the Notes and exercise of the Warrants is subject to any preemptive right of any Stockholder of the Reorganized Company or to any right of first refusal or other similar right of any Person.

         5. Compliance with Securities Law: Except as set forth in the Company Disclosure Schedule, prior to the Closing, the Debtor shall file all reports required to be filed by it as a "public company" under the Securities Act and the Exchange Act in a timely manner and update the information in its registration statement(s) registering its common stock and its SEC Reports on a continuous basis. After the Closing, the Reorganized Debtor shall file all reports required to be filed by a "public company" under the Securities Act and the Exchange Act on a timely and continuous basis.

         Section B. Establishment of Post Confirmation Estate Trust:

         On the Effective Date, the Debtor, on its own behalf and on behalf of the Holders of Allowed Claims, shall execute the Post Confirmation Estate Trust Agreement and shall take all other steps necessary to establish the Post Confirmation Estate Trust. On the Effective Date, and in accordance with and pursuant to the terms of the Plan, the Debtor shall assign and transfer to the Post Confirmation Estate Trust: (a) $100,000 of the Purchase Price; (b) the Net Investment; (c) all of the rights as a trustee or debtor-in-possession to assert Bankruptcy Causes of Action, and all rights as a trustee or debtor-in-possession to assert a Director and Officer Action; (d) all rights, title and interest in and to all of the Post Confirmation Estate Trust Assets, notwithstanding any prohibition of assignability under applicable non-bankruptcy law; and (e) the Unsecured Creditor Shares to be held in trust and distributed by the Plan Administrator to Holders of Allowed Unsecured Creditors on the Distribution Date. In connection with the transfer of these assets, including rights and causes of action (including Bankruptcy Causes of Action), any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Post Confirmation Estate Trust shall vest in the Post Confirmation Estate Trust and its representatives, and the Debtor and the Plan Administrator are authorized to take all necessary actions to effectuate the transfer of such privileges.

         Section C. Funding Expenses of the Post Confirmation Estate Trust:

         As more fully set forth in the Post Confirmation Estate Trust Agreement, any Cash in the Post Confirmation Estate Trust shall be applied: (i) not less than $200,000.00 of the Net Investment shall be distributed to the Holders of General Unsecured Claims; (ii) to the fees, costs, expenses and liabilities of the Plan Administrator, and his/her professionals; (iii) to satisfy any other administrative expenses of the Post Confirmation Estate Trust; and (iv) to the distributions provided for pursuant to the Plan.

         Section D. Corporate Action:

         Upon entry of the Confirmation Order by the Bankruptcy Court, all matters provided under the Plan involving corporate structure of the Debtor shall be deemed authorized and approved without any requirement of further action by the Debtor, the Debtor's shareholders or the Debtor's board of directors.

         Section E. Amendment of Debtor's Certificate of Incorporation or Corporate Charter:

         To the extent necessary, the Debtor's certificate of incorporation or corporate charter shall be amended as of the Effective Date to the extent necessary to prohibit the issuance of nonvoting equity securities as required by Bankruptcy Code Section 1123(a)(6), subject to further amendment as permitted by applicable law.

         Section F. Preservation of Rights of Action:

         The Debtor is currently investigating whether to pursue potential Bankruptcy Causes of Action against other Entities. The investigation has not been completed to date, and under the Plan, the Plan Administrator, on behalf of the Post Confirmation Estate Trust, retains all rights on behalf of the Debtor and the Post Confirmation Estate Trust to commence and pursue any and all

Bankruptcy Causes of Action (under any theory of law or equity, including, without limitation, the Bankruptcy Code, and in any court or other tribunal, including, without limitation, in an adversary proceeding filed in the Chapter 11 Case) discovered in such an investigation (except as otherwise provided in the Plan) to the extent the Plan Administrator, on behalf of the Post Confirmation Estate Trust, deems appropriate, in accordance with and subject to the terms of the Post Confirmation Estate Trust Agreement. Potential Bankruptcy Causes of Action currently being investigated by the Debtor, which may but need not (if at all) be pursued by the Debtor prior to the Effective Date and by the Plan Administrator, on behalf of the Post-Confirmation Estate Trust after the Effective Date to the extent warranted, include, without limitation, the following Bankruptcy Causes of Action set forth below, provided, however, that in no event shall such include claims or causes of action against the Released
Executive:

         1. Any lawsuits for, or in any way involving, the collection of accounts receivable or any matter related thereto;

         2.   Any Director and Officer Action;

         3. Potential claims for breaches of fiduciary duty, negligent management and wasting of corporate assets and corporate opportunity and/or arising under the Debtor's directors and officers insurance policies against the Debtor's prepetition directors and officers, among others;

         4. Any and all potential claims against the prepetition members of the Director's board of directors, officers and/or shareholders, for acts or omissions occurring prior to the Petition Date, including, without limitation, the right to equitably subordinate claims held by such directors, officers or shareholders pursuant to Section 510(c) of the Bankruptcy Code;

         5. Claims arising out of, and in connection with, the prepetition management, operation, and/or reporting of financial and other information against all persons and entities having any responsibility with respect thereto, whether such claims are legal, equitable or statutory in nature;

         6. Claims to recover amounts improperly awarded to employees under the terms of any prepetition employment or change in control agreement;

         7. All violations against third parties with respect to prepetition violations of applicable federal or state laws;

         8. All claims or causes of action arising out of or that relate to prepetition acquisitions or financings;

         9. All claims, counterclaims, cross-claims, third-party claims, and affirmative defenses asserted or that could be asserted in any litigation involving the Debtor, whether arising before or after the Petition Date; and

         10. All actions to recover fraudulent conveyances and preferential transfers.

         Section G. Unknown Causes of Action:

         In addition, there may be numerous other Bankruptcy Causes of Action which currently exist or may subsequently arise that are not set forth herein, because the facts upon which such Bankruptcy Causes of Action are based are not fully or currently known by the Debtor, and, as a result, cannot be raised during the pendency of the Chapter 11 Case (collectively, the "Unknown Causes of Action"). The failure to list any such Unknown Cause of Action herein is not intended to limit the rights of the Plan Administrator, on behalf of the Post Confirmation Estate Trust, to pursue any Unknown Cause of Action to the extent the facts underlying such Unknown Cause of Action become fully known to the Debtor.

         Section H. No Waiver of Bankruptcy Causes of Action:

         The Debtor does not intend, and it should not be assumed that because any existing or potential Bankruptcy Causes of Action have not yet been pursued or are not set forth herein, that any such Bankruptcy Causes of Action have been waived. Unless Bankruptcy Causes of Action against an Entity are expressly waived, relinquished, exculpated, released, compromised or settled in the Plan or any Final Order, this Plan expressly reserves all Bankruptcy Causes of Action and Unknown Causes of Action, including the Bankruptcy Causes of Action described herein, as well as any other Bankruptcy Causes of Action or Unknown Causes of Action, for later adjudication. Therefore, no preclusion doctrine, including, without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to such actions upon or after the confirmation or consummation of the Plan. In addition, this Plan expressly reserves the right to pursue or adopt any claims alleged in any lawsuits described herein against any Entity, including, without limitation, plaintiffs and co-defendants in such lawsuits. Finally, this Plan expressly reserved the right of the Debtor, prior to the Effective Date, and the Plan Administrator, after the Effective Date, to bring any and all objections to Claims that the Debtor and/or the Plan Administrator deem appropriate and in accordance with the Bankruptcy Code and applicable non-bankruptcy law.

         Section I. Vesting in Post Confirmation Estate Trust:

         Except as otherwise provided in the Plan or any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with Section 1123(b)(3) of the Bankruptcy Code, any claims, rights, and Bankruptcy Causes of Action that the respective Debtor or Post Confirmation Estate Trust may hold against any Entity, including but not limited to those Bankruptcy Causes of Action listed herein shall vest in the Post Confirmation Estate Trust, and the Plan Administrator, on behalf of the Post
Confirmation Estate Trust, shall retain and may exclusively enforce, as the authorized representative of the Post Confirmation Estate Trust, any and all such claims, rights or Bankruptcy Causes of Action, as appropriate, in accordance with the best interests of the Post Confirmation Estate Trust and the Holders of Allowed Claims entitled to distributions under the Plan, and under the terms of the Post Confirmation Estate Trust Agreement. The Plan Administrator, on behalf of the Post Confirmation Estate Trust, shall have the exclusive right, authority, and discretion to institute, prosecute, abandon, settle, or compromise any and all such claims, rights and Bankruptcy Causes of Action without the consent or approval of any third party and without any further order of the Bankruptcy Court or any other court except as otherwise provided in the Post Confirmation Estate Trust Agreement.

         Section  J.  Preservation  of Rights  to  Contest  Liens  and  Security
Interests:

         The Debtor and the OCUC, prior to the Effective Date, and the Plan Administrator after the Effective Date, have preserved and continue to preserve their rights to contest the validity, priority, extent and amount of any asserted liens and security interests of any Holder of Secured Claims in Assets, including without limitation, security deposits, letter of credit or bond proceeds, Cash and Cash Equivalents, contracts and securities.

         Section K.  Cancellation of Notes,  Instruments,  Debentures and Equity
Securities:

         On the Effective Date, provided that Class 3 votes as a Class in favor of the Plan, all Equity Interests in the Debtor, including preferred shares, common shares, and/or other forms of equity security or other interests shall be deemed extinguished, and the certificates and other documents representing such Equity Interests shall be deemed extinguished and canceled and the New Common Shares of the Reorganized Debtor shall be issued on the Effective Date or as soon as practicable thereafter, such that on the Effective Date or as soon as practicable thereafter when the New Common Shares of the Reorganized Debtor are issued, Holders of Equity Interests shall hold, Pro Rata, 73,483 shares of the New Common Stock of the Reorganized Debtor (which, assuming that Holders of General Unsecured Claims vote in favor of the Plan as a Class, will represent one percent (1%) of the New Common Stock of the Reorganized Debtor on a fully-diluted basis immediately following the Second Closing and after taking into account full conversion of the Notes, full exercise of the Warrants and full exercise of the options underlying the Management Option Plan). Otherwise, in the event that Class 3 does not vote as a Class in favor of the Plan, on the Effective Date, all Equity Interests in the Debtor, including shares, common shares, and/or other forms of equity security and other interests shall be deemed extinguished and certificates and all other documents representing such Equity Interests shall be canceled and of no force or effect and no New Common Stock of the Reorganized Debtor will be issued to the Holders of Equity Interests.

         Section L. eWorld Software:

         On October 15, 2003, eWorld filed a lawsuit against Global Technology Connection, L.L.C. ("GTC"), Andrew Smith (former employee of Avalon who sold software to eWorld from a company purchased by Category 5 prior to the merger that formed Avalon), Tyler Thompson and Matthew Greene (current employees of Avalon) in California state court, alleging various claims arising out of software agreements between: (a) one of Avalon's predecessor company's and eWorld (the "eWorld Agreement"); and (b) Avalon and GTC (the "GTC Agreement") (eWorld's October 15, 2003 complaint, hereinafter the "Complaint"). Avalon has not been named as a party to this action. Through the Complaint, as well as its First Amended Complaint, filed subsequently, eWorld is seeking a number of remedies, including, but not limited to: (a) compensatory damages; (b) injunctive relief restraining the continued use of the GTC Agreement; and (c) disgorgement. This is important because not only are the eWorld and GTC

Agreements the primary object of the eWorld claims, but through the eWorld litigation, eWorld is seeking to enjoin the continued use of the GTC Agreement. eWorld also recently filed a federal court lawsuit in California, alleging roughly the same claims, against mainly the same parties, as in the state court litigation. Avalon believes that eWorld will not prevail on its claims, but has been in discussions with eWorld and GTC in an effort to resolve the pending litigation in an efficient and cost-effective manner, as it relates to the assets, liabilities and resources of Avalon. To date, although settlement discussions continue between the parties in interest in this matter, nothing has been resolved. However, Avalon desires to properly address and provide for potential issues relating to the eWorld litigation through the Plan and the Plan Confirmation process. Since entering into the eWorld and GTC Agreements, Avalon has undergone significant restructuring of its business operations, which has also included an evolution in Avalon's business products and plans going forward. As part of this restructuring and evolution, Avalon has moved away from the customized software and any related intellectual property at issue in the eWorld litigation (the "eWorld Software"), and the eWorld Software is not part of Avalon's business model and plans going forward. Accordingly, it is not in Avalon's best interest to continue to expend time and resources in participating in, or even monitoring, the eWorld litigation. Therefore, as part of the Plan, Avalon will divest itself of the customized eWorld Software in one of two ways. Avalon will either (a) interplead the eWorld Software into the pending California state and federal court lawsuits, along with any related licenses, rights, etc.; or (b) Avalon will assign all present and future rights and interest in and to the eWorld Software to eWorld. The outcome of the pending settlement discussions between eWorld and GTC will directly affect Avalon's determination of exactly how to divest itself of the property rights associated with the eWorld Software. In any event, a determination will be made prior to Confirmation and will be included in the Confirmation Order.

         As a result, it should be noted by all parties in interest that the eWorld Software, and all related intellectual property licenses and rights, may be excluded from any and all assets transferred either to (a) the Reorganized Debtor after the Effective Date; or (b) the Post Confirmation Estate Trust after the Effective Date, pursuant to the Plan; provided; however; it should also be noted that the eWorld Software, and associated rights and interests, are limited in scope to the specific customized software designed for eWorld and acquired by eWorld through the eWorld Agreement. Nothing herein, or in the Disclosure Statement, shall be in any way affect the rights of Avalon in its proprietary software, and related licenses and intellectual property rights, separate and distinct from the customized eWorld Software.

                                  ARTICLE VII.
             POST CONFIRMATION ESTATE TRUST; THE PLAN ADMINISTRATOR

         Section A. Purpose of Post Confirmation Estate Trust:

         The Post Confirmation Estate Trust shall be established for the primary purpose of liquidating and distributing its assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business, except to the extent reasonably necessary to, and consistent with, the liquidating purposes of the Post Confirmation Estate Trust. The Post Confirmation Estate Trust shall not be deemed a successor of the Debtor for tax purposes. It is anticipated that the Debtor will not incur any United States federal income tax liability for the transfer of the Post Confirmation Estate Trust Assets to the Post Confirmation Estate Trust. The Post Confirmation Estate Trust Agreement shall govern the liquidation and distribution of the Post Confirmation Estate Trust Assets, and solely to the extent inconsistent with the Plan, the Post Confirmation Estate Trust Agreement shall control.

         Section B. Appointment of Plan Administrator:

         On the Effective Date, an individual designated by the OCUC, shall be appointed as the Plan Administrator, who will, not individually, but solely in his capacity as Plan Administrator, act on behalf of and be the representative of the Post Confirmation Estate Trust and be subject to all fiduciary duties attendant thereto. The Plan Administrator will generally be responsible for complying with the Plan, on behalf of the Post Confirmation Estate Trust, and liquidating into Cash (or abandoning) the Post Confirmation Estate Assets for distribution to Holders of General Unsecured Claims entitled to distribution under the Plan.

         Section C. Governance and Administration:

         The Post Confirmation Estate Trust will be administered by the Plan Administrator and any replacements thereafter selected in accordance with the provisions of the Post Confirmation Estate Trust Agreement. It is the responsibility of the Plan Administrator to determine in accordance with the Post Confirmation Estate Trust Agreement whether to prosecute, compromise or discontinue any Post Confirmation Estate Trust Claims and the liquidation of any Post Confirmation Estate Trust Assets. The powers, authority, responsibilities and duties of the Post Confirmation Estate Trust and the Plan Administrator are set forth in, and shall be governed by, the Post Confirmation Estate Trust Agreement.

         Section D. Transfer of Post Confirmation Estate Trust Assets:

         The transfer of Post Confirmation Estate Trust Assets to the Post Confirmation Estate Trust shall be made, as provided herein, for the benefit of the Holders of General Unsecured Claims only to the extent such Holders are entitled to distributions under the Plan. On the Effective Date, the Debtor shall transfer the Post Confirmation Estate Trust Assets to the Post Confirmation Estate Trust. Upon the transfer of the Post Confirmation Estate Trust Assets to the Post Confirmation Estate Trust, the Debtor shall have not interest in or with respect to the Post Confirmation Estate Trust Assets or the Post Confirmation Estate Trust.

         Section E. Termination of Post Confirmation Estate Trust:

         The Post Confirmation Estate Trust will terminate no later than the third (3rd) anniversary of the Effective Date; provided, however, that, on or prior to the date six (6) months prior to such termination, the Bankruptcy Court, upon motion by a party-in-interest, may extend the term of the Post Confirmation Estate Trust for a finite period, if such extension is necessary for the liquidation of the Post Confirmation Estate Trust Assets.

         Section F. Termination of Plan Administrator:

         The duties, responsibilities and powers of the Plan Administrator shall terminate in accordance with the terms of the Post Confirmation Estate Trust Agreement, but in any event, no later than the termination of the Post Confirmation Estate Trust.

         Section G. Exculpation; Indemnification:

         From and after the Effective Date, the Plan Administrator shall be and hereby is exculpated by all Persons and Entities, including, without limitation, Holders of Claims and other parties-in-interest, from any and all Claims, causes of action and other assertions of liability arising out of the discharge of the powers and duties conferred upon said parties pursuant to the Plan, or applicable law, or otherwise, except only for actions or omissions to act from and after the Effective Date to the extent determined by a Final Order to be solely due to his own respective gross negligence or willful misconduct. No Holder of a Claim or other party-in-interest will have or pursue any Claim or cause of action against the Plan Administrator for making payments in accordance with the Plan or for implementing the provisions of the Plan. Any act or omission taken with the approval of the Bankruptcy Court will be conclusively deemed not to constitute gross negligence or willful misconduct. The Plan Administrator shall not be deemed a successor of the Debtor.

         Section H. Responsibilities of Plan Administrator:

         The responsibilities of the Plan Administrator are set forth more fully in the Post Confirmation Estate Trust Agreement. The responsibilities include, but are not limited to: (a) calculating and implementing all distributions to Holders of General Unsecured Claims in accordance with the Plan; (b) filing all required tax returns and paying taxes and all other obligations on behalf of the Post Confirmation Estate Trust from funds held by the Post Confirmation Estate Trust; (c) periodic reporting to the Bankruptcy Court and parties in interest of the status of distributions on Allowed Claims, prosecution of Bankruptcy Causes of Action and all other causes of action; (d) liquidating the Post Confirmation Estate Trust Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan; and (e) such other responsibilities as may be vested in the Plan Administrator pursuant to the Plan, the Post Confirmation Estate Trust Agreement, court order, or as may be necessary and proper to carry out the provisions of the Plan.

         Section I. Powers of Plan Administrator:

         The powers of the Plan Administrator are set forth more fully in the Post Confirmation Estate Trust Agreement. Such powers include, but are not limited to, the power, without any further Bankruptcy Court approval in each of the following cases, to: (i) liquidate (including the conveyance of title) or abandon Post Confirmation Estate Trust Assets; (ii) invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the Post Confirmation Estate Trust from funds held by the Plan Administrator and/or the Post Confirmation Estate Trust in accordance with the Plan; (iii) engage employees and professional persons to assist the Plan Administrator with respect to his responsibilities; (iv) prosecute, compromise and settle Claims, Bankruptcy Causes of Action and causes of action on behalf of or against the Post Confirmation Estate Trust after notice to adversely affected parties in interest and in accordance with the Post Confirmation Estate Trust Agreement; and (v) exercise such other powers as may be vested in or assumed by the Plan Administrator pursuant to the Plan, the Post Confirmation Estate Trust Agreement, court order, or as may be necessary and proper to carry out the provisions of the Plan. Except as expressly set forth herein and in the Post Confirmation Estate Trust Agreement, the Plan Administrator, on behalf of the Post Confirmation Estate Trust, shall have absolute discretion to pursue or not to pursue any and all Claims, rights, Bankruptcy Causes of Action or other causes of action, as he determines is in the best interests of the beneficiaries of, and consistent with the purposes of, the Post Confirmation Estate Trust, and shall have no liability for the outcome of his decision. The Plan Administrator may incur any reasonable and necessary expenses in liquidating and converting the Post Confirmation Estate Trust Assets to Cash.

         In connection with the administration of the Post Confirmation Estate Trust, except as otherwise set forth in the Post Confirmation Estate Trust Agreement, the Plan Administrator is authorized to perform any and all acts necessary and desirable to accomplish the purposes of the Post Confirmation Estate Trust.

         Section J. Scope of Authority of Post Confirmation Estate Trust:

         As set forth in the Post Confirmation Estate Trust Agreement, the responsibilities and authority of the Post Confirmation Estate Trust include:
(i) calculating and implementing all distributions to Holders of General Unsecured Claims in accordance with the Plan; (iii) filing all required tax returns and paying taxes and all other obligations on behalf of the Post Confirmation Estate Trust from funds held by the Post Confirmation Estate Trust;
(iv) periodic reporting to the Bankruptcy Court and parties in interest of the status of distributions on Allowed Claims, prosecution of Bankruptcy Causes of Action and all other causes of action; (v) liquidating the Post Confirmation Estate Trust Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan; and (vi) such other responsibilities as may be vested in the Post Confirmation Estate Trust pursuant to the Plan, the Post Confirmation Estate Trust Agreement, court order, or as may be necessary and proper to carry out the provisions of the Plan.

         Section K. Compensation:

         The Post Confirmation Estate Trust Agreement provides that in addition to reimbursement for actual out-of-pocket expenses incurred, the Plan Administrator will be entitled to receive reasonable compensation for services rendered on behalf of the Post Confirmation Estate Trust in an amount and on such terms as may be agreed to by the Debtor or the Post Confirmation Estate Trust as reflected in the Post Confirmation Estate Trust Agreement. Any dispute with respect to such compensation shall be resolved by the Bankruptcy Court.

         Section L. Objection to Claims; Prosecution of Disputed Claims:

         After the Effective Date, the Debtor and/or the Plan Administrator shall object (and shall take over, and continue prosecuting, any outstanding objections by the Debtor and the OCUC) to the allowance of Claims or Interests filed with the Bankruptcy Court with respect to which they dispute liability or allowance in whole or in part. All such objections will be litigated to Final Order; provided, however, that the Debtor and/or the Plan Administration (within such parameters as may be established by Post Confirmation Estate Trust Agreement) shall have the authority and sole discretion to file, settle, compromise or withdraw any objections to Claims, without approval of the
Bankruptcy Court. Moreover, there shall be no deadline to object to or investigate and review Claims, and any objections to Claims and settlement thereof shall be dealt with as the Debtor and/or the Plan Administrator, in their sole discretion, deem appropriate. Further, the Debtor and/or Plan Administrator shall have the sole and complete discretion to decide not to review and/or object to proofs of Claim below a certain dollar amount because such review and/or objection would not be economically practical. Finally, unless otherwise provided herein or the Post Confirmation Estate Trust Agreement, Bankruptcy Court approval shall not be required in order for the Debtor and/or the Plan Administrator to settle and/or compromise any Claim, objection to Claim, cause of action, or right to payment of or against the Post Confirmation Estate Trust.

                                  ARTICLE VIII.
                       PROVISIONS REGARDING DISTRIBUTIONS

         Section A. Manner of Payment Under the Plan:

         Any payment in Cash to be made under the Plan shall be made at the election of the Plan Administrator by check drawn on a domestic bank or by wire transfer from a domestic bank.

         Section B. Delivery of Distributions:

         Subject to the provisions of Rule 2002(g) of the Bankruptcy Rules, and except as otherwise provided herein, distributions and deliveries to Holders of Allowed Claims shall be made at the address of each such Holder as set forth on the Schedules filed with the Bankruptcy Court, unless superseded by the address set forth on the proof(s) of claim filed by such Holders, or at the last known address of such a Holder if no proof of claim has been filed or if the Debtor has not been notified in writing of a change of address. On the Effective Date, or as soon as practicable thereafter, the Debtor will provide the Plan Administrator with a current schedule of General Unsecured Claims, updated with current address information available to the Debtor, after reasonable due diligence, in a form acceptable to the Plan Administrator.

         Section C. Undeliverable Distributions:

         If any distribution to any Holder is returned to the Plan Administrator as undeliverable, no further distributions shall be made to such Holder unless and until the Plan Administrator is notified, in writing, of such Holder's then-current address. Undeliverable distributions shall remain in the possession of the Plan Administrator until such time as such distributions become deliverable. The Plan Administrator shall not be required to attempt to locate any Holder of an Allowed Claim or an Allowed Interest. After the first (1st) anniversary of the Effective Date, the Plan Administrator shall file a list with the Bankruptcy Court setting forth the names of those Entities, if any, for which distributions have been made under the Plan that have been returned as undeliverable as of the date thereof. The Plan Administrator may file such additional lists with the Bankruptcy Court as often as reasonable in the Plan Administrator's sole discretion. Any Holder of an Allowed Claim that does not assert its rights pursuant to the Plan to receive a distribution within six months from and after the date that the list containing the name of such Holder is filed with the Bankruptcy Court shall have its Claim for such undeliverable distribution discharged and will be forever barred from asserting any such Claim against the Post Confirmation Estate Trust or its property. In such case, any consideration held for distribution on account of such Claim will revert to the Post Confirmation Estate Trust for further distribution pursuant to the terms of the Plan.

         Section D. Fractional Dollars; De Minimus Distributions:

         Notwithstanding anything contained herein to the contrary, payments of fractional dollars will not be made. Whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made will reflect a rounding of such fraction to the nearest dollar (up or down), with half dollars being rounded down. The Plan Administrator will not make any payment of less than Ten Dollars ($10) on account of any Allowed Claim, unless a specific request is made in writing to the Plan Administrator on or before ninety (90) days after the Effective Date.

         Section E. Subordination Rights:

         Except as otherwise ordered by the Bankruptcy Court, on the Effective Date, pursuant 11 U.S.C. ss. 510(b), any and all claims arising from the purchase or sale of Equity Interests shall be given the same status as Equity Interests, as provided herein.

         Section F. Settlement of Claims and Controversies:

         Pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Plan, the provisions of this Plan shall constitute good faith compromises of all claims or controversies relating to the contractual, legal and subordination rights that a Holder of a Claim may have with respect to any Allowed Claim with respect thereto, or any distribution to be made on account of such Allowed Claim. The entry of the Confirmation Order shall constitute the Bankruptcy Court's approval of the compromise and settlement of all such claims or controversies, the Bankruptcy Court's finding that such compromise or settlement is in the best interests of the Debtor, its estate and Holders of Claims and is fair, equitable and reasonable.

         Section G. Estimation of Claims:

         The Debtor or the Plan Administrator may at any time request that the Bankruptcy Court estimate any contingent or Disputed Claim pursuant to Section 502(c) of the Bankruptcy Code regardless of whether the Debtor or the Plan Administrator previously objected to such Claim or whether the Bankruptcy Court ruled on any such objection, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. Subject to the provisions of Section 502(c) of the Bankruptcy Code, in the event that the Bankruptcy Court estimates any contingent or Disputed Claim, the amount so estimated will constitute the allowed amount of such Claim. If the estimated amount constitutes a maximum limitation on the amount of such Claim, the Debtor or the Plan Administrator may pursue supplementary proceedings to object to the allowance of such Claim. All of the aforementioned objection, estimation and resolution procedures are intended to be cumulative and not necessarily exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.

         Section H. Payments and Distributions on Disputed Claims:

         No interest will be paid on Disputed Claims that later become Allowed Claims or with respect to any distributions to such Holder; provided, however, that this Section H does not apply to Disputed Claims which are Secured Claims, for example, The Mulligan Group Secured Claim, as such claims may be entitled to interest pursuant to 11 U.S.C. ss. 506. No distribution will be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof in the manner described herein.

         Section I. Disputed Claims Reserve:

         The Plan Administrator shall maintain, in accordance with the Plan Administrator's powers and responsibilities as described herein and in the Post Confirmation Estate Trust Agreement, a reserve of any distributable amounts required to be set aside on account of Disputed Claims. Such amounts shall be distributed, as provided herein, as such Disputed Claims are resolved by settlement or Final Order, and shall be distributable on account of such Disputed Claims as such amounts would have been distributable had the Disputed Claims been Allowed Claims as of the Effective Date.

         Section J. Disallowance of Claims:

         All Claims held by Entities against whom the Debtor has asserted a cause of action under Sections 542, 543, 550, 551 or 552 of the Bankruptcy Code, or that is a transferee of a transfer avoidable under Sections 544, 545, 547, 548, 549 or 553 of the Bankruptcy Code, shall be deemed disallowed pursuant to
Section 502(d) of the Bankruptcy Code, and Holders of such Claims may not vote to accept or reject the Plan, both consequences to be in effect until such time as such causes of action against that Entity have been settled or a Final Order entered and all sums due the Debtor by that Entity are turned over to the Debtor or the Post Confirmation Estate Trust. Any and all Claims filed with the Bankruptcy Court after the relevant Bar Date (i.e., the Administrative Expense and Claims Bar Date, as the case may be) shall be disallowed, and Holders of such Claims may not vote to accept or reject the Plan.

         Section K. Requirement for Allowance of Claims:

         No payments or other distributions will be made on account of any Claim that is not "Allowed." An "Allowed Claim" is a Claim against the Debtor: (i) proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing proofs of Claim against the Debtor; or (ii) if no proof of Claim has been timely filed, which has been or hereafter is listed by the Debtor in its Schedules as liquidated in amount and not disputed or contingent and, in each such case in clauses (i) and (ii) above, a Claim as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or as to which an objection has been interposed and such Claim has been allowed in whole or in part by a Final Order. For purposes of determining the amount of an "Allowed Claim," there will be deducted therefrom an amount equal to the amount of any Claim which the Debtor may hold against the Holder thereof, to the extent such Claim may be set off pursuant to Section 553 of the Bankruptcy Code.

         Section L. Time and Method of Distributions:

         All distributions under the Plan will be made by the Debtor or the Plan Administrator, as the case may be, or such other Entity as may be designated by the Post Confirmation Estate Trust. Initial distributions will be made in the
Plan Administrator's sole discretion on the Distribution Date. Whenever any distribution to be made under the Plan is due on a day other than a Business Day, such distribution will instead be made, without interest, on the immediately succeeding Business Day, but will be deemed to have been made on the date due. Any payment in Cash to be made under the Plan shall be made, at the election of the Plan Administrator, by check drawn on a domestic bank or by wire transfer from a domestic bank. Subject to the provisions of Bankruptcy Rule 2002(g), and except as provided in the Plan, distributions and deliveries to Holders of Allowed Claims will be made at the address of each such Holder set forth on the Debtor's Schedules filed with the Bankruptcy Court, unless superseded by the address set forth on proof(s) of Claim filed by such Holders, or at the last known addresses of such Holder if no proof of the Claim has been filed or if the Debtor has been notified in writing of a change of address.

         Section M. Time Bar to Cash Payment:

         Checks issued by the Plan Administrator on account of Allowed Claims will be null and void if not negotiated within 90 days from and after the date of issuance thereof. Requests for the reissuance of any check will be made directly to the Plan Administrator by the Holder of the Allowed Claim with respect to which such check originally was issued. Any Claim relating to such a voided check will be made on or before the later of (i) the first (1st) anniversary of the Effective Date or (ii) one hundred and eighty (180) days after the date of issuance of such check. After such date, all Claims relating to such void checks will be discharged and forever barred and the Post Confirmation Estate Trust will retail all monies related thereto for further distribution pursuant to the terms of the Plan.

         Section N. Distributions After Effective Date:

         Distributions made after the Effective Date to Holders of Claims that are not Allowed Claims as of the Effective Date but which later become Allowed Claims will be deemed to have been made on the Effective Date.

         Section O. Set-Offs:

         The Plan Administrator may, pursuant to Section 553 of the Bankruptcy Code or applicable nonbankruptcy law, set-off against any Allowed Claim and the distributions to be made pursuant to the Plan on account thereof (before any distribution is made on account of such Claim), the Claims, rights and causes of action of any nature that the Debtor may hold against the Holder of such Allowed Claim; provided, however, that neither the failure to effect such a set-off nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such Claims, rights and causes of action that the Debtor may possess against such Holder.

                                   ARTICLE IX.
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         Section A. Rejection of Executory Contracts and Unexpired Leases:

         Except as otherwise provided herein or in the Confirmation Order, any executory contacts or unexpired leases which: (i) have not expired by their own terms on or prior to the Effective Date; (ii) have not been assumed, assumed and assigned or rejected with the approval of the Bankruptcy Court; (iii) the Debtor has obtained the authority to reject but has not rejected prior to the Effective

Date; (iv) are not the subject to a motion to reject the same as of the Effective Date shall be deemed rejected by the Debtor on the Effective Date, and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to Sections 365(a) and 1123 of the Bankruptcy Code.

         Section B. Rejection Damage Claims:

         If the rejection of any executory contract or unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, then any claim for such damages, if not heretofore evidenced by a filed proof of claim shall be forever barred and shall not be enforceable against the Debtor, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon counsel for the Debtor on or before thirty (30) days after the latest to occur of: (i) the Confirmation Date; (ii) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease; and (iii) the date upon which a particular executory contract or unexpired lease is rejected.

                                   ARTICLE X.
                  THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS

         Section A. Dissolution of the OCUC:

         From the Confirmation Date up to and including the Effective Date, the members of the OCUC appointed pursuant to Section 1102 of the Bankruptcy Code, and their duly appointed successors, shall continue to serve. On the Effective Date, the OCUC shall be dissolved and the members thereof and the professionals retained by the OCUC in accordance with Section 1103 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations.

                                   ARTICLE XI.
                   CONDITIONS PRECEDENT TO CONFIRMATION AND TO
                         THE EFFECTIVE DATE OF THE PLAN

         Section A. Conditions Precedent to Confirmation:

         The Confirmation Date shall not occur unless all of the requirements of the Bankruptcy Code for Confirmation of the Plan with respect to the Debtor have been satisfied. In addition, the Confirmation Date shall not occur, the Plan shall be null and void and of no force and effect, and the Plan shall be deemed withdrawn unless each of the following conditions has occurred or has been waived by the Debtor and the OCUC, in their sole joint discretion:

         1. Luther Capital has, no later than July 23, 2004, established an escrow account (the "Escrow Account") and deposited in the Escrow Account the full amount of the sum of the First Purchase Price and the Second Purchase Price for purposes of closing the transactions contemplated by the Note and Warrant Purchase and Security Agreement upon entry of the Confirmation Order. The Escrow Account shall require the signatures of both Luther Capital and the Debtor to authorize any release of funds from the Escrow Account.

         2. The Confirmation Order has been entered in a form and substance satisfactory to the Debtor , the OCUC and the Purchasers;

         3. The Debtor and the Purchasers have executed the Note and Warrant Purchase and Security Agreement and, as of the date of entry of the Confirmation Order, have complied with all material obligations thereunder; and

         4. The Note and Warrant Purchase and Security Agreement has been approved by the Bankruptcy Court in the Confirmation Order.

         Section B. Conditions Precedent to Effective Date of the Plan:

         The occurrence of the Effective Date and the substantial consummation of the Plan are subject to satisfaction of the following conditions precedent:

         1. The Confirmation Order as entered by the Bankruptcy Court shall be in full force and effect and shall not be subject to appeal, reconsideration, modification, or stay or a motion, pleading or other filing seeking an appeal, reconsideration or stay; and

         2. All other actions and documents necessary to implement the Plan have been effected or executed, including the Post Confirmation Estate Trust Agreement.

         Section C. Waiver of Conditions Precedent:

         To the extent legally permissible, each of the conditions precedent in this Article may be waived, in whole or in part, by the Debtor, the Purchasers and the OCUC in their sole joint discretion. Any such waiver of a condition precedent may be effected at any time, without notice or leave or order of the Bankruptcy Court and without any formal action other than proceeding as if such condition did not exist.

                                  ARTICLE XII.
                          EFFECTS OF PLAN CONFIRMATION

         Section A. Satisfaction of Claims and Interests:

         Holders of Claims and Interests shall receive the distributions provided for in the Plan, if any, in full settlement and satisfaction of all such Claims, and any interest accrued thereon, and all such Claims and Interest.

         Section B. Release:

         Except as otherwise expressly provided in the Plan, on the Effective Date all Persons (i) who have held, hold or may hold Claims, or (ii) who have held, hold or may hold stock or equity interests in the Debtor, in consideration for the obligations of the Debtor under the Plan, will be deemed to have forever waived, released, and discharged all rights or Claims, whether based upon tort, fraud, contract or otherwise, which they heretofore, now or hereafter possess or may possess against the Debtor.

         Section C. Releases by the Debtor:

         Pursuant to the Plan, on the Effective Date, the Debtor shall release unconditionally and forever (i) the OCUC and (solely with respect to their conduct as members of the Committee and not with respect to their actions as creditors) the members of the OCUC; and (ii) the respective agents, advisors, accountants, investment bankers, consultants, attorneys, and other representatives of any of the foregoing.

         Section D. Discharge:

         The Debtor shall receive a discharge under Section 1141 of the Bankruptcy Code on the Effective Date.

         Section E. Revesting:

         Except as otherwise explicitly provided in the Plan, the Confirmation Order or the Post Confirmation Estate Trust Agreement, property of the Debtor's estate will vest in the Reorganized Debtor on the Effective Date, free of all Claims, liens, encumbrances, charges and other interests of creditors and equity security holders, in accordance with Section 1141 of the Bankruptcy Code; to be clear, this includes the Collateral, accounts receivables and every other Asset used in the operation of the Debtor's business, except for the eWorld Software and any other Asset specifically designated to be transferred to the Post Confirmation Estate Trust.

         Section F: Injunction:

         Except as otherwise provided in the Plan, all Entities who have held, hold or may hold Claims or Interests are permanently enjoined, from and after the Effective Date, from: (i) commencing or continuing in any manner any action or other proceeding of any kind on account of any such Claim or Interest against the Exculpation Parties; (ii) enforcing, attaching, collecting or recovering by any manner or means any judgment, award, decree or order against the Exculpation Parties; (iii) creating, perfecting or enforcing any encumbrance of any kind against the Exculpation Parties or against the property or interest in property of the Exculpation Parties; and (iv) asserting any defense or right of setoff, subrogation or recoupment of any kind against any obligation due from the Exculpation Parties or against the property or interests in property of the

Exculpation parties with respect to any Claim or Interest. Notwithstanding any other provisions of the Plan, this injunction shall not preclude any cause of action against any Entities not included within the above-described injunction (including, without limitation, any Director and Officer Action) or the exercise of police or regulatory powers by governmental regulatory units.

         Section G. Terms of Existing Injunctions or Stays:

         Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Case pursuant to Section 105, 362 or 525 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

         Section H. Exculpation:

         The Exculpation Parties shall neither have nor incur any liability to any Entity for any act taken or omitted to be taken in connection with or related to the formulation, preparation, dissemination, implementation, administration, confirmation or consummation of the Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created or entered into in connection with the Plan, including the Post Confirmation Estate Trust Agreement, or any other act taken or omitted to be taken in connection with the Chapter 11 Case (other than to the extent determined by a Final Order of a court of competent jurisdiction to be due to their own respective gross negligence or willful misconduct); provided, however, that the exculpation contained herein shall not apply, if at all, to any Director or Officer Action or to the exercise of police or regulatory powers by governmental regulatory units.

                                  ARTICLE XIII.
                             MISCELLANOUS PROVISIONS

         Section A. Payment of Statutory Fees:

         All fees payable pursuant to 28 U.S.C. ss.1930, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on and after the Effective Date from the Post Confirmation Estate Trust to the extent required by applicable law.

         Section B. Post-Effective Date Fees and Expenses:

         From and after the Effective Date, the Post Confirmation Estate Trust shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable professional fees and expenses incurred by the Post Confirmation Estate Trust related to implementation and consummation of the Plan.

         Section C. Section 1146 Exception:

         Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of any security under the Plan, or the making or delivery of an instrument of transfer under or in contemplation of the Plan may not be taxed under any law imposing a stamp tax or similar tax.

         Section D. Severability:

         The provisions of this Plan shall not be severable unless such severance is agreed to by the Debtor and such severance would constitute a permissible modification of the Plan pursuant to Section 1127 of the Bankruptcy Code.

         Section E. Conflicts:

         Except as set forth below, to the extent that any provision of the Disclosure Statement, the Post Confirmation Estate Trust Agreement, the Mulligan Cash Collateral Agreement, the Note and Warrant Purchase and Security Agreement and related documents, or the Confirmation Order (or any exhibits, schedules, appendices, supplements or amendments to the foregoing) or any other order referenced in the Plan, with or are in any way inconsistent with the terms of the Plan, the Plan shall generally govern and control; provided, however, that with respect to the specific deal terms contained in the Note and Warrant Purchase Security Agreement, in the event that there are any inconsistencies between the Plan/Disclosure Statement and the Note and Warrant Purchase and Security Agreement (although the Debtor is not aware of and does not believe there are any such inconsistencies), the Note and Warrant Purchase and Security Agreement shall control.

         Section F. Governing Law:

         Except to the extent that the Bankruptcy Code or other federal law is applicable, the rights, duties and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the Bankruptcy Code and, to the extent not inconsistent therewith, the laws of the State of Delaware without giving effect to principles of conflicts of laws.

         Section G. Notices:

         All notices, requests, and demands to or upon the Debtor, the Plan Administrator, or the OCUC, to be effective, shall be in writing, including by facsimile transmission, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered to all of the following, or in the case of notice by facsimile transmission, when received by all of the following, addressed as follows or to such other addresses as filed with the Bankruptcy Court.

--------------------------------------------------------------------------------
NOTICE PARTIES
--------------------------------------------------------------------------------
To the Debtor:                                 To the Purchasers:

Robert I. Webber                               Avalon Acquisition Company., LLC
Avalon Digital Marketing Systems, Inc.         Networks Direct, Inc.
5255 N. Edgewood Drive, Suite 250              c/o David L. Barrack
Provo, UT 84604                                FULBRIGHT & JAWORSKI L.L.P.
Telephone: (801) 225-7073                      666 Fifth Avenue
                                               New York, New York  10103
                                               Telephone (212) 318-3302
---------------------------------------------- ---------------------------------

---------------------------------------------- ---------------------------------
To the Debtor's Counsel:                       To the OCUC Counsel:

                                               Tina Niehold Moss
Penrod W. Keith                                Dallas L. Albaugh
Ryan L. Jensen                                 PRYOR CASHMAN SHERMAN & Flynn LLP
DURHAM JONES & PINEGAR                         410 Park Avenue
111 East Broadway, Suite 900                   New York, NY 10022
Salt Lake City, UT 84111                       Telephone:  (212) 421-4100
Telephone:  (801) 415-3000
                                               Stephen M. Tumblin
                                               Joseph M.R. Covey
                                               LEBOEUF LAMB GREENE & MacRAE
                                               136 South Main, Suite 1000
                                               Salt Lake City, UT 84101
                                               Telephone: (801) 320-6700

                                               Co-Counsel for the Official
                                               Committee of Unsecured Creditors
---------------------------------------------- ---------------------------------

         Section H. Closing of Cases:

         The Plan Administrator shall, promptly upon the full administration of the Chapter 11 Case, file with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court to close the Chapter 11 Case.

         Section I. Section Headings:

         The section headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

                                  ARTICLE XIV.
                            RETENTION OF JURISDICTION

         Section A. Post Confirmation Bankruptcy Court Jurisdiction:

         The Bankruptcy Court shall retain and have exclusive jurisdiction over any matter arising under the Bankruptcy Code, arising in or related to the Chapter 11 Case or the Plan, including, but not limited to the following, in each case to the greatest extent permitted by applicable law:

         1. To resolve any matters related to the assumption, assumption and assignment or rejection of any executory contract or unexpired lease to which the Debtor is a party or with respect to which the Debtor may be liable, and to hear, determine and, if necessary, liquidate, any Claims arising therefrom, including those matters related to the amendment after the Effective Date of the Plan, to add any executory contracts or unexpired leases to the list of executory contracts or unexpired leases to be rejected;

         2. To enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan;

         3. To determine any and all motions, adversary proceedings, applications and contested or litigated matters that may be pending on the Effective Date or that, pursuant to the Plan, may be instituted by the Plan Administrator or the Post Confirmation Estate Trust after the Effective Date; provided, however, that the Plan Administrator and the Post Confirmation Estate Trust shall reserve the right to commence collection actions, actions to recover receivables and other similar actions in all appropriate jurisdictions;

         4. To ensure that distributions to Holders of Allowed Claims are accomplished as provided herein;

         5. To hear and determine any timely objections to Administrative Expense Claims and Priority Claims or to proofs of Claim and Interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Interest, and to allow, disallow, determine, liquidate, classify, estimate or establish the priority of or secured or unsecured status of any Claim, in whole or in part;

         6. To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, reversed or vacated;

         7. To issue such orders in aid of execution of the Plan, to the extent authorized by Section 1142 of the Bankruptcy Code;

         8. To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order;

         9. To hear and determine all applications for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date;

         10. To hear and determine disputes arising in connection with or relating to the Plan or the interpretation, implementation, or enforcement of the Plan or the extent of any Entity's obligations incurred in connection with or released or exculpated under the Plan;

         11. To issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with consummation or enforcement of the Plan;

         12. To hear and determine matters concerning state, local and federal taxes in accordance with Sections 346, 505, and 1146 of the Bankruptcy Code;

         13. To hear any other matter or for any purpose specified in the Confirmation Order that is not inconsistent with the Bankruptcy Code;

         14. To hear and determine any matters that may arise in connection with the Note and Warrant Purchase and Security Agreement, the Investment or any order of the Bankruptcy Court with respect thereto;

         15.  To enter a final decree closing the Chapter 11 Case; and

         16. To determine any other matters that may arise in connection with or are related to the Plan, the Disclosure Statement, the Post Confirmation Estate Trust Agreement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement to be executed in connection with the Plan or the Post Confirmation Estate Trust Agreement.

                                   ARTICLE XV
               MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN

         Section A. Modification of Plan:

         The Debtor reserves the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to amend or modify the Plan at any time prior to the entry of the Confirmation Order. Upon entry of the Confirmation Order, the Debtor may, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with Section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A Holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such Holder.

         Section B. Revocation or Withdrawal:

         The Debtor may revoke or withdraw the Plan prior to the Confirmation Date. If the Plan is revoked or withdrawn prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by the Debtor or any other Entity or to prejudice in any manner the rights of the Debtor or any other Entity in any further proceedings involving the Debtor.



Dated:  July 12, 2004



AVALON DIGITAL MARKETING SYSTEMS, INC.

By: /s/Robert I. Webber
-----------------------
Name:  Robert I. Webber
Title:  President and Chief Executive Officer